                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 JETSTREAM, L.P.
           -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
          -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.


|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Limited Partnership Units

     (2)  Aggregate number of securities to which transaction applies: 4,837,505

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $4.82*

     (4)  Proposed maximum aggregate value of transaction: $23,335,000

     (5)  Total fee paid: $4,667

|X|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

_________________

* Estimated solely for purposes of calculating filing fee. Based on the estimated gross proceeds from the sale of JetStream, L.P.s assets.

                                 JETSTREAM, L.P.
                      3 World Financial Center, 29th Floor
                            New York, New York 10285
                                 (212) 526-3183



                                                              October 15, 1999


Dear Unitholder:

         On behalf of JetStream, L.P., we are writing to recommend that you authorize us, as the general partners of JetStream, to liquidate the assets of JetStream and wind up its affairs. Because you are an investor in JetStream, we are required to ask for your consent to complete the liquidation.

         In connection with the proposed liquidation, enclosed are the following:

                  1. Consent Solicitation Statement - this document describes the terms of the proposed liquidation. Please carefully review the information in the enclosed consent solicitation statement before voting; and

                  2. Consent of Unitholder and Return Envelope - please mark your vote and sign this blue form and return it in the enclosed, postage-prepaid envelope or by facsimile to (212) 929-0308 by 5:00 p.m., Eastern Time, on November 19, 1999.

         If you have any questions or require assistance completing the enclosed blue consent card, please call JetStream's consent solicitation agent at (800) 322-2885.


Sincerely,                                    Sincerely,

/s/ Michael L. Rosen                          /s/ Michael T. Marron
-------------------------------               -------------------------------
Michael L. Rosen                              Michael T. Marron
President                                     President
CIS Aircraft Partners, Inc., as               Jet Aircraft Leasing, Inc., as
Managing General Partner                      Administrative General Partner



--------------------------------------------------------------------------------
              Your response to this solicitation is very important in order to ensure that your interests will be represented.

   The General Partners recommend that unitholders vote "FOR" the liquidation.
--------------------------------------------------------------------------------

                                 JETSTREAM, L.P.
                      3 WORLD FINANCIAL CENTER, 29TH FLOOR
                            NEW YORK, NEW YORK 10285
                                 (212) 526-3183

                   ==========================================
                         NOTICE OF CONSENT SOLICITATION
                   ==========================================

         NOTICE IS HEREBY GIVEN, to the holders of limited partnership interests and units (collectively, the "unitholders") of JetStream, L.P. ("JetStream" or the "Partnership") that CIS Aircraft Partners, Inc., the Managing General Partner, and Jet Aircraft Leasing, Inc., the Administrative General Partner, of the Partnership (together, the "General Partners"), are soliciting consents on behalf of the Partnership to approve the following:

(1) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to a Plan of Liquidation and Dissolution;

(2) the amendment of the Amended and Restated Limited Partnership Agreement, dated September 10, 1987, to permit the engagement of the General Partners to market and sell the assets of the Partnership for a fee pursuant to the terms of the Joint Marketing Agreement, dated July 13, 1999, among each of the General Partners and the Partnership; and

(3) the grant of authority to the General Partners to take any action necessary or incidental and consistent with the Partnership Agreement, as amended, the proposed Plan of Liquidation and Dissolution and the Joint Marketing Agreement to complete the foregoing on the terms described in this consent solicitation statement.

         The matters for which your consent is being solicited are collectively referred to in this document as the "Liquidation." The Liquidation is a single proposal that will be effective only upon approval of unitholders holding more than 50% of the units entitled to vote.

         The General Partners have fixed the close of business on October 12, 1999 as the record date for determining the unitholders entitled to notice of and to consent to the Liquidation. Only unitholders of record at the close of business on that date will be entitled to notice of and to vote in the consent solicitation. The consent solicitation will terminate at 5:00 p.m., Eastern Time on November 19, 1999, unless extended by the General Partners, in their sole discretion.

         If you require assistance completing the enclosed blue consent card, please call the Partnership's consent solicitation agent, MacKenzie Partners, Inc., toll free at (800) 322-2885.

New York, New York
October 15, 1999

--------------------------------------------------------------------------------
Your response to this solicitation is very important. Please sign the enclosed blue consent card and return it promptly in the enclosed postage-prepaid envelope or fax it to the Partnership's consent solicitation agent, MacKenzie Partners, Inc., at (212) 929-0308 to consent to the Liquidation. The General Partners recommend that unitholders vote "FOR" the Liquidation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Liquidation has not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the fairness or merits of such transaction nor upon the accuracy or adequacy of the information contained in this document. Any representation to the contrary is unlawful.
--------------------------------------------------------------------------------

Sincerely,                          Sincerely,                              Sincerely,

/s/ Michael L. Rosen                /s/ Michael T. Marron                   /s/ Michael L. Rosen
-------------------------------     -------------------------------------   ----------------------------
Michael L. Rosen                    Michael T. Marron                       Michael L. Rosen
President                           President and Chief Financial Officer   President
CIS Aircraft Partners, Inc., as     Jet Aircraft Leasing Inc., as           CIS Assignor L.P.A., Inc. as
Managing General Partner            Administrative General Partner          Assignor Limited Partner

                                 JETSTREAM, L.P.
                      3 WORLD FINANCIAL CENTER, 29TH FLOOR
                            NEW YORK, NEW YORK 10285
                                 (212) 526-3183


                   ==========================================
                         CONSENT SOLICITATION STATEMENT
                   ==========================================


         This consent solicitation statement and the enclosed blue consent card are being first mailed to the holders of limited partnership interests and limited partnership depository units (collectively, the "unitholders") of JetStream, L.P., ("JetStream" or the "Partnership") a Delaware limited partnership, on or about October 15, 1999, by the General Partners, as hereinafter defined, on behalf of the Partnership to solicit consents for approval of the following:

(1) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to the Plan of Liquidation and Dissolution;

(2) the amendment of JetStream's Amended and Restated Limited Partnership Agreement, dated September 10, 1987, to permit the engagement of the General Partners to market and sell the assets of the Partnership for a fee pursuant to the terms of the Joint Marketing Agreement, dated July 13, 1999, among each of the General Partners and the Partnership; and

(3) the grant of authority to the General Partners to take any action necessary or incidental and consistent with the Partnership Agreement, as amended, the proposed Plan of Liquidation and Dissolution and the Joint Marketing Agreement to complete the foregoing on the terms described in this consent solicitation statement.

         The matters for which your consent is being solicited are collectively referred to in this document as the "Liquidation." The Liquidation is a single proposal that will be effective only upon the approval of unitholders holding more than 50% of the units entitled to vote. For ease of reference in this consent solicitation statement, "units" will include interests in the Partnership held by both limited partners and unitholders.

         CIS Aircraft Partners, Inc. is the Managing General Partner and Jet Aircraft Leasing, Inc. is the Administrative General Partner of the Partnership. Together, the Managing General Partner and the Administrative General Partner are referred to in this document as the "General Partners." As described in this consent solicitation statement, the General Partners are proposing to liquidate JetStream, subject to approval by the affirmative vote of holders of more than 50% of the outstanding units of the Partnership on October 12, 1999. As part of the Liquidation, the General Partners are proposing that the Partnership amend the Partnership Agreement to permit the General Partners to receive a marketing and sales fee for the sale of the Partnership's assets pursuant to the Joint Marketing Agreement. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Amendment to the Partnership Agreement; Joint Marketing Agreement" and "-- Interests of Certain Persons in the Liquidation."

         If the holders of more than 50% of the outstanding units in the Partnership approve the Liquidation by marking the box entitled "FOR" on the enclosed blue consent card and the other conditions described herein are satisfied, then the General Partners will: (1) sell the assets of the Partnership and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, including the marketing and sales fee to the General Partners, (2) pay or make provision for payment of all Partnership obligations and liabilities and (3) distribute the remaining assets to the unitholders and General Partners as set forth in JetStream's Partnership Agreement, as amended, and as described in this consent solicitation statement. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Effect of the Liquidation on the Partnership and the Unitholders." JetStream will be dissolved at such time as the General Partners determine that these actions have been completed.

         In addition to solicitation by use of the mails, directors, officers, employees and agents of the General Partners may solicit consents in person or by telephone, facsimile or other means of communication. The General Partners have also engaged MacKenzie Partners, Inc., to assist them in the solicitation of consents. MacKenzie Partners will receive a fee of $7,500, plus reasonable expenses, in connection with its engagement.

--------------------------------------------------------------------------------
The General Partners request that each unitholder complete and sign the enclosed blue consent card and promptly return it in the enclosed postage-prepaid envelope or fax it to the Partnership's consent solicitation agent, MacKenzie Partners, Inc., at (212) 929-0308. The General Partners recommend that all unitholders consent to the Liquidation by marking the box entitled "FOR" on the enclosed consent card. Your consent is very important.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This consent solicitation statement contains forward-looking statements. Discussions containing such forward-looking statements may be found in the material set forth under "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION" as well as within this consent solicitation statement generally. In addition, when used in this consent solicitation statement, the words "believes," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements will contain such expressions. Such statements are subject to a number of risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements as a result of the inability of the General Partners to find suitable purchasers for the aircraft, the inability to agree on an acceptable purchase price or contract terms, fluctuations in the market value of the aircraft, changes in regulations governing the aircraft, general economic conditions and other factors set forth in this consent solicitation statement. The General Partners further caution unitholders that the discussion of these factors may not be exhaustive.

The General Partners undertake no obligation to publicly release any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.
--------------------------------------------------------------------------------

                   ==========================================
                                TABLE OF CONTENTS
                   ==========================================


NOTICE OF CONSENT SOLICITATION ................................................1

CONSENT SOLICITATION STATEMENT.................................................2

QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION
         STATEMENT AND THE PROPOSED LIQUIDATION................................1

THE PARTNERSHIP AND THE GENERAL PARTNERS.......................................4
         JetStream.............................................................4
         The General Partners..................................................5
         The Assignor Limited Partner..........................................6
         Historical Distributions to the Unitholders...........................7
         Fees of the General Partners..........................................8
         Market for the Units..................................................9

WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION..........................9
         Plan of Liquidation and Dissolution...................................9
         Approval and Recommendation of the General Partners..................10
         Effect of the Liquidation on the Partnership and the Unitholders.....10
         Liquidation Expenses.................................................13
         Background and Reasons for the Liquidation...........................14
         Review of Alternatives Considered by the General Partners............19
         Advantages of the Liquidation........................................20
         Risks of the Liquidation.............................................21
         Amendment to the Partnership Agreement; Joint Marketing Agreement....23
         Interests of Certain Persons in the Liquidation......................24
         Appraisal of Partnership Assets......................................26
         Other Conditions to the Liquidation..................................27
         Material Federal Income Tax Considerations...........................28
         Accounting Treatment.................................................30
         Effective Time.......................................................30
         Amendment of the Plan of Liquidation and Dissolution.................30
         No Appraisal Rights..................................................30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
         AND MANAGEMENT.......................................................31
         General..............................................................31
         Ownership Interest of the General Partners in the Partnership........31

CONSENT PROCEDURES............................................................31
         Timing of the Consent Solicitation...................................31
         Record Date and Outstanding Units....................................31
         Approval Date; Extensions; Amendment.................................32
         Consent Card and Vote Required.......................................32
         Revocability of Consent..............................................33
         Solicitation of Consents; Solicitation Expenses......................33
         Effect of a Failure to Approve the Liquidation.......................34

INCORPORATION BY REFERENCE....................................................34

APPENDICES....................................................................35

Appendix A -- Form of Plan of Liquidation and Dissolution
Appendix B -- Joint Marketing Agreement
Appendix C -- JetStream Annual Report on Form 10-K for the Year Ended
              December 31, 1998
Appendix D -- JetStream Quarterly Report on Form 10-Q for the Period Ended
              March 31, 1999
Appendix E -- JetStream Quarterly Report on Form 10-Q for the Period Ended
              June 30, 1999

              =====================================================
                              QUESTIONS AND ANSWERS
                   ABOUT THIS CONSENT SOLICITATION STATEMENT
                          AND THE PROPOSED LIQUIDATION
              =====================================================


BACKGROUND

Q:       WHY HAVE I RECEIVED THIS CONSENT SOLICITATION STATEMENT?

A: The General Partners are proposing to sell all of JetStream's aircraft, pay or make provision for all Partnership obligations and liabilities, distribute the available cash to unitholders and the General Partners and to terminate the Partnership. The General Partners are proposing to market and sell the Partnership's aircraft and to receive a marketing and sales fee for their efforts pursuant to the Joint Marketing Agreement, an amendment to the Partnership Agreement and any related transactions.

         You have received this consent solicitation statement because JetStream's Partnership Agreement requires the approval of unitholders holding at least 50% of the units entitled to vote on the Liquidation. You are entitled to vote because, according to the records of the Partnership, you owned units on October 12, 1999. Even if you have sold some or all of your units since that date, if you owned units on October 12, 1999, you are entitled to vote.

THE LIQUIDATION

Q:       WHY ARE THE GENERAL PARTNERS RECOMMENDING THE LIQUIDATION AT THIS TIME?

A: The General Partners are recommending the Liquidation because the principal benefits of owning units in the Partnership, namely: (1) generating current income for unitholders by making cash distributions that are substantially tax sheltered; and (2) providing safety by preserving the value of the Partnership's assets, have substantially declined in recent years and are likely to continue to decline.

         The General Partners believe that in light of the declining distributions to unitholders, the improved market for the sale of used commercial aircraft, the increasing age of the Partnership's aircraft and increasing administrative expenses, it would be in the best interests of the Partnership and the unitholders to dispose of the Partnership's assets and dissolve the Partnership at this time.

         The tax shelter effect of the Partnership was only expected to defer, not eliminate, a unitholder's tax liability. Due to the longevity of the Partnership, an investment in the Partnership no longer provides this benefit.

Q:       DO THE GENERAL PARTNERS RECOMMEND THAT I CONSENT TO THE LIQUIDATION?

A. Yes. The General Partners recommend that unitholders consent to the Liquidation by marking the box entitled "FOR" on the enclosed blue consent card and returning it promptly in the enclosed postage-prepaid envelope or faxing it to the Partnership's consent solicitation agent, MacKenzie Partners, Inc., at (212) 929-0308. The General Partners, however, have conflicts of interest in recommending the Liquidation, in part due to the marketing and sales fee that they will receive if unitholders approve the Liquidation. For additional information regarding the General Partners' conflicts of interest, see "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION-- Interests of Certain Persons in the Liquidation."

Q:       WHAT WILL HAPPEN IF THE LIQUIDATION IS APPROVED?

A: The General Partners will market and sell the Partnership's aircraft and distribute the net proceeds to unitholders and the General Partners. Following these steps, the General Partners will take all necessary steps to dissolve the Partnership. The General Partners expect that it will take between 6 to 18 months from the date of the unitholders' approval of the Liquidation to sell the Partnership's aircraft. Dissolution can be a complex process which may depend on a number of factors, and some of these factors are beyond the General Partners' control. Completion of the Liquidation may also be subject to certain risks, see "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION-- Risks of the Liquidation."

Q:       WHAT WILL I RECEIVE IF THE LIQUIDATION IS APPROVED?

A: The General Partners cannot give you any assurance regarding the amount of cash that you will actually receive or when you will receive it. However, the General Partners have hired an independent appraiser (the "Appraiser"), to value the Partnership's aircraft. The General Partners have also estimated the expenses associated with the Liquidation. Based on these figures and the Partnership's projected financial condition at the time of the Liquidation, unitholders are expected to receive approximately $2.84 to $3.54 per unit from the Liquidation. However, as described under "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION-- Effect of the Liquidation on the Partnership and the Unitholders," neither the General Partners nor the Appraiser can guaranty the distributions that unitholders will receive in the Liquidation.

Q:       WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE LIQUIDATION?

A: The sale of the aircraft will generate ordinary income to the unitholders for United States federal income tax purposes. Distribution of the Liquidation proceeds may result in a capital gain or loss to the unitholders for United States federal income tax purposes. Tax matters are very complicated and your tax consequences may depend on your financial situation and whether you purchased your units in the offering or secondary market. Please consult your tax advisor to determine the tax consequences of the Liquidation. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Material Federal Income Tax Considerations."

Q:       WHAT IF THE LIQUIDATION IS NOT APPROVED?

A: If the Liquidation is not approved by the requisite number of units, then the Partnership will continue to operate as a legal entity with its assets and liabilities. The General Partners believe that distributions from operations will continue to decline, due primarily to the decline of the Partnership's asset base and the expiration of aircraft leases in the near future.

CONSENT SOLICITATION PROCESS

Q:       AM I REQUIRED TO VOTE ON THE LIQUIDATION?

A: No. You are not required to vote. However, the General Partners cannot complete the Liquidation without the approval of unitholders holding at least 50% of the units entitled to vote on the Liquidation.

Q:       HOW DO I VOTE?

A: Please mark your vote, sign and return the blue consent card using the enclosed postage pre-paid envelope provided or fax it to the Partnership's consent solicitation agent, MacKenzie Partners, at (212) 929-0308. Your consent card must be received by 5:00 p.m., Eastern Time, on November 19, 1999 (unless such date and/or time is extended in the sole discretion of the General Partners).

Q:       DO UNITHOLDERS HAVE APPRAISAL RIGHTS?

A: Under applicable state law, unitholders are not entitled to appraisal rights. There will not be any procedure by which a unitholder can seek an alternative valuation of his or her units, regardless of whether the unitholder does or does not consent to the Liquidation.

Q: IF I HAVE CERTIFICATES REPRESENTING MY UNITS, SHOULD I SEND IN MY CERTIFICATES NOW?

A: No. If you have certificates representing your units, you will receive written instructions regarding your certificates in connection with completion of the Liquidation.

                    ----------------------------------------
                    THE PARTNERSHIP AND THE GENERAL PARTNERS
                    ----------------------------------------


JETSTREAM

         JetStream is a Delaware limited partnership formed in 1987 to invest in used commercial aircraft subject to triple net leases with domestic commercial air carriers or, under certain circumstances, to foreign commercial carriers. In general, a "triple net lease" is a lease in which the lessee undertakes to pay all or substantially all expenses related to leased aircraft, including, but not limited to, insurance (other than excess hull insurance), maintenance and taxes, but excluding debt service, if any. JetStream owns five aircraft.

         The following table describes the Partnership's portfolio of aircraft as of June 30, 1999. This table provides certain operational statistics for the aircraft in the portfolio. The table does not include aircraft that have been sold.

                      Age                      Acquisition     Net Book        Lease        Noise Flight
  Aircraft Model    (years)      Lessee          Cost(1)         Value      Expiration(2)    Compliance   Flight Cycles    Hours
------------------ --------- -------------- --------------- -------------- --------------- -------------- -------------- -----------
   MD-80 Series       13      Continental    $ 27,396,997    $ 3,359,619      3/15/00         Stage 3        18,750        38,405

   B-737-200 ADV      20      Delta            15,222,609        763,856      9/30/01         Stage 3(3)     39,579        58,715

     B-737-200        28      Eastwind(4)       7,601,999        178,125     11/30/99         Stage 2(5)     73,908        65,119

     B-737-200        28      Eastwind(4)       7,601,999        178,125     11/30/99         Stage 2(5)     73,379        65,235

     B-727-200        30      Sun Pacific(6)    5,448,499             --       Parked         Stage 2(7)     47,871        70,446
                                             -------------   -----------
                                             $ 63,272,103    $ 4,479,725
                                             =============   ===========

(1) Includes a 1.5% fee paid to the Managing General Partner at the acquisition of the aircraft.

(2)      Lease expiration dates do not include renewal options.

(3) The aircraft will be returned by the lessee with a hushkit. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Background and Reasons for the Liquidation" for a discussion of hushkitting.

(4) Eastwind is delinquent on rental payments and maintenance reserves totaling $878,144. The Partnership is currently in possession of the aircraft and is evaluating its options with respect to disposition of the planes. An involuntary petition of bankruptcy was filed against Eastwind by three of its creditors. Prior to such filing, the Partnership was working with Eastwind to maximize its collection of the delinquent payments. The General Partners intend to continue to pursue all remedies available to the Partnership with respect to the collection of these receivables, subject to the decisions of the Bankruptcy Court and the applicable provisions of the U.S. Bankruptcy Code. See "Interests of Certain Persons in the Liquidation -- Affiliates of the Managing General Partner and the Administrative General Partner; Liquidation of JetStream II."

(5) The aircraft are currently hushkitted but are expected to be returned by the lessee at lease end as Stage 2 aircraft (without hushkits). See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Background and Reasons for the Liquidation" for a discussion of hushkitting.

(6) In September 1998, the Partnership entered into a lease agreement with Sun Pacific for the 727-200 non-advanced aircraft which was previously leased to TWA. The Partnership agreed to assign the above described maintenance payments of $360,656 received from TWA in order for Sun Pacific to perform the maintenance on the aircraft. At June 30, 1999, the maintenance on the aircraft had not been completed and the funds set aside to perform the maintenance have been exhausted. Furthermore, the Partnership has not received rental payments from Sun Pacific pursuant to the terms of the lease. The plane requires C-checks (routine inspection and repair) and corrosion repair, for which $200,000 has been reserved for June 30, 1999.

(7) The aircraft is not hushkitted because the General Partners believe that it is not economically viable. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Background and Reasons for the Liquidation" for a discussion of hushkitting.

         JetStream II, L.P. is a Delaware limited partnership which was organized and is structured and operated similar to JetStream. JetStream II also invests primarily in used commercial aircraft subject to triple net leases with domestic air carriers. CIS Aircraft Partners, Inc. and Jet Aircraft Leasing, Inc. are also the Managing General Partner and Administrative General Partner, respectively, of JetStream II. JetStream and JetStream II have also engaged the same attorneys, independent appraiser, accountants and consent solicitation agent. The General Partners are currently proposing that the unitholders of JetStream II approve a substantially identical liquidation to the one described herein.

         JetStream's principal place of business is 3 World Financial Center, 29th Floor, New York, New York 10285 and its telephone number at such address is
(212) 526-3183.

THE GENERAL PARTNERS

         Managing General Partner. CIS Aircraft Partners, Inc., the Managing General Partner, is a Delaware corporation which was organized in 1987 to sponsor investment in JetStream and JetStream II. The Managing General Partner is a wholly owned third tier subsidiary of Continental Information Systems Corporation ("Continental"), a New York corporation. The Managing General Partner owns a 0.5% interest in the Partnership (a "GP Interest") but does not own any units in JetStream or JetStream II.

         Administrative General Partner. Jet Aircraft Leasing, Inc. (formerly Hutton Aircraft Leasing, Inc.), the Administrative General Partner, is a Delaware corporation and is an affiliate of

Lehman Brothers Inc. The Administrative General Partner was organized in 1987. Like the Managing General Partner, the Administrative General Partner owns a GP Interest in the Partnership but does not own any units in JetStream or JetStream II.

         Fiduciary Duties of the General Partners. Both the Managing General Partner and the Administrative General Partner of the Partnership have fiduciary duties to the Partnership under Delaware law in addition to the specific duties and obligations imposed upon them under the Partnership Agreement. Subject to the terms of the Partnership Agreement, the General Partners, in managing the affairs of the Partnership, are expected to exercise good faith and integrity with respect to the affairs of the Partnership, must make full disclosure in their dealings with the Partnership and must disclose to the Partnership any benefit or profit derived by them from any transaction connected with the Partnership. Under these fiduciary duties, the General Partners are obligated to ensure that the Partnership is treated fairly and equitably in transactions with third parties, especially where consummation of such transactions may result in the interests of the General Partners being opposed to, or not aligned with, the interests of the unitholders. Accordingly, the General Partners of the Partnership are required to assess whether the Liquidation is fair and equitable, taking into account the unique characteristics of the Partnership (such as the Partnership's revenues and expenses and the prospects for increases or decreases in future cash flow) which affect the value of its assets.

         Role of the General Partners. The Managing General Partner generally manages and controls the day to day operations of the Partnership, and together with the Administrative General Partner has general responsibility and overall authority over matters affecting the interests of the Partnership. The Administrative General Partner is responsible for cash management, filing of tax returns, all accounting recordkeeping, and all communications between the Partnership and the unitholders. In all cases, however, the approval of both General Partners is necessary for the acquisition, lease, re-lease and sale of all aircraft. The General Partners have joint and several liability for the Partnership's obligations. Unitholders of the Partnership may not participate in management of the Partnership without subjecting themselves to liability as a general partner.

THE ASSIGNOR LIMITED PARTNER

         General. CIS Assignor L.P.A. Inc., a Delaware corporation and an affiliate of Continental, is the Assignor Limited Partner. The Assignor Limited Partner was formed in anticipation of its participation in JetStream and JetStream II, has no other business purpose and may not engage in any business activity other than in connection with JetStream and JetStream II.

         Role of the Assignor Limited Partner. The Assignor Limited Partner is responsible for voting on behalf of unitholders in accordance with the directions of the unitholders so that each unitholder's units will be voted separately. The Assignor Limited Partner owns five units in the Partnership. For ease of reference, the Assignor Limited Partner will be treated as a unitholder for purposes of the consent solicitation statement.

HISTORICAL DISTRIBUTIONS TO THE UNITHOLDERS

         The following charts represent taxable net income and cash distributions per unit for the Partnership for the years 1987 through 1998.

JETSTREAM
(4,895,005 units)
                                 Cash
                             Distribution      Taxable Income
                 Year         per Unit(1)        per Unit(1)
              -----------  -----------------  ----------------
                 1987          $ 0.430            $ (0.068)

                 1988            2.400              (0.864)

                 1989            2.400               0.054

                 1990            2.400               0.347

                 1991            2.300               0.722

                 1992            1.650              (0.413)

                 1993            0.913              (0.653)

                 1994            1.000              (0.899)

                 1995            0.865               0.039

                 1996            0.984               0.140

                 1997            0.978               0.592

                 1998            0.729               0.731
                              --------            --------
                TOTAL          $17.049             $(0.272)
                              ========            ========

-----------------
(1) Cash distributions per unit were $0.30 and $0.58, respectively for the first and second quarters of 1999. The distribution for the second quarter of 1999 represents a distribution of cash flow from operations of $0.46 per unit and a distribution of net sale proceeds of $0.12 per unit. Taxable income per unit is calculated on an annual basis and, as a result, cannot be determined per quarter.

         The units of the Partnership constitute equity interests entitling each unitholder to his or her pro rata share of cash distributions made to the unitholders of the Partnership. The Partnership makes quarterly distributions to unitholders. The distributions payable to the unitholders are not fixed in amount and are derived from unitholders' share of cash flow from operations, net proceeds from sales or financings or constitute a return of the unitholders' equity contributions to the Partnership.

         The Partnership Agreement specifies how the cash available for distribution is to be shared among the unitholders and General Partners. Generally, cash available for distribution is distributed to the unitholders and to the General Partners in proportion to their relative percentage ownership of the Partnership; i.e. 99% to the unitholders and 1% to the General Partners. However, in the event of a liquidation, net cash proceeds from sale of an aircraft are distributed to the unitholders and the General Partners based upon their relative capital accounts until the unitholders have received an amount equal to their capital contributions, as adjusted pursuant to the Partnership Agreement, plus a preferred return equal to 8% simple interest per year cumulative, but not compounded (the "Preferred Return"). Thereafter, net cash proceeds from sale of an aircraft are distributed 99% to the unitholders and 1% to the General Partners. In a liquidation of the Partnership, as is contemplated herein, the General Partners will distribute available cash as described in "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Effect of the Liquidation on the Partnership and the Unitholders."

FEES OF THE GENERAL PARTNERS

         To date, in accordance with the Partnership Agreement, the General Partners have received the following fees:

         Base Management Fee. A Base Management Fee, subordinated to the payment to unitholders of their Preferred Return is paid to the General Partners quarterly in an amount equal to 1.5% of quarterly gross rentals from initial leases of aircraft and 1.5% of gross rentals from re-leased aircraft (which gross rentals from re-leases are net of Re-lease Fees described below). Out of such Base Management Fee, 1% is paid to the Managing General Partner and 0.5% is paid to the Administrative General Partner.

         Re-lease Fee. The General Partners receive a Re-lease Fee for re-leasing aircraft or renewing a lease, subordinated to the Preferred Return, paid quarterly in an amount equal to 3.5% of the gross rentals from such re-lease or renewal for each quarter for which such payment is being made. Of the Re-lease Fee, 2.5% is paid to the Managing General Partner and 1% is paid to the Administrative General Partner.

         Incentive Management Fee. The Managing General Partner receives an Incentive Management Fee, subordinated to the Preferred Return, in an amount equal to 2.15% of cash flow for the first four and one-half years after the initial closing of the initial offering of units and thereafter in an amount equal to 4.5% of quarterly cash flow from operations less expenses.

         Resale Fee. With respect to each aircraft sold by the Partnership, a Resale Fee is paid to the Managing General Partner, subordinated to the Preferred Return and the Internal Rate of Return to the Partnership as defined below. The Resale Fee is equal to the lesser of (1) 3% of the contract sale price of the aircraft or (2) an amount which is competitive in price and terms with fees charged by non-affiliates rendering comparable services. The Internal Rate of Return is 9.2% and is defined in the Partnership Agreement to mean the discount percentage rate at which the present value of future cash flows of an investment equals the cost of the investment (the "Internal Rate of Return"). This Resale Fee is reduced (but not below zero) for any resale fees or commissions payable to independent third parties.

         In connection with the Liquidation, the General Partners are proposing to amend the Partnership Agreement to permit both of the General Partners to receive a marketing and sales fee. Unlike the Resale Fee that is payable to the Managing General Partner, this marketing and sales fee will not be subordinated to the Preferred Return to unitholders or the Internal Rate of Return of the Partnership. Pursuant to the Joint Marketing Agreement, this marketing and sales fee will be limited to 3% of the sale price of each aircraft, which is less than competitive rates charged by third party brokers. The proposed amendment to the Partnership Agreement will require that the General Partners be liable for any resale fees or commissions payable to any independent third parties in connection with the Liquidation. As a result, the General Partners expect that the cost to the Partnership will be lower if the General Partners market and sell the aircraft rather than if the Partnership had engaged a third party broker or agent. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Amendment to the Partnership Agreement; Joint Marketing Agreement and -- Interests of Certain Persons in the Liquidation."

MARKET FOR THE UNITS

         The units are not listed on any national or regional securities exchange or quoted on The Nasdaq Stock Market, and there is no established public trading market for the units. Secondary sales activity for the units has been limited and sporadic.


                  ============================================
              WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION
                  ============================================


--------------------------------------------------------------------------------
         The information contained in this consent solicitation statement with respect to the Liquidation is qualified in its entirety by reference to the Plan of Liquidation and Dissolution and the Joint Marketing Agreement, copies of which are attached to this consent solicitation statement as Appendices A and B, respectively, and are incorporated herein by reference.
--------------------------------------------------------------------------------

PLAN OF LIQUIDATION AND DISSOLUTION

         The Liquidation is to be effected in accordance with the terms and conditions set forth in the proposed Plan of Liquidation and Dissolution, the Joint Marketing Agreement and the Partnership Agreement, as amended herein. Upon approval of the Liquidation, the General Partners will (1) sell the assets of the Partnership and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, including the marketing and sales fee to the General Partners (2) pay or make provision for payment of all Partnership obligations and liabilities and (3) distribute the remaining assets to the unitholders and the General Partners as set forth in the Partnership Agreement, as amended and as described in this consent solicitation statement. The General Partners will then file a Certificate of Cancellation with the Secretary of State of the State of Delaware, whereupon or at such later time as may be specified in the Certificate of Cancellation, the Partnership will be terminated and it will cease to exist.

         Pursuant to the Plan of Liquidation and Dissolution, prior to completing the Liquidation, the Partnership must file all tax returns with federal, state and local tax authorities, and must file all reports with the Securities and Exchange Commission and provide such reports to unitholders in accordance with the Partnership Agreement. Pending the completion of the Liquidation, in accordance with the Partnership Agreement, the General Partners may continue to re-lease or sell the aircraft in the Partnership's portfolio in their discretion.

        A unitholder's approval of the Liquidation constitutes consent to:

         (i) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to the proposed Plan of Liquidation and Dissolution;

         (ii) the amendment of JetStream's Partnership Agreement to permit the engagement of the General Partners to market and sell the assets of the Partnership for a fee pursuant to the terms of the Joint Marketing Agreement, dated July 13, 1999, among each of the General Partners and the Partnership; and

         (iii) the grant of authority to the General Partners to take any action necessary or incidental and consistent with the Partnership Agreement, the proposed Plan of Liquidation and Dissolution and the Joint Marketing Agreement to complete the foregoing on the terms described in this consent solicitation statement.

For a description of the terms of the Joint Marketing Agreement, see "-- Amendment to the Partnership Agreement; Joint Marketing Agreement" and "-- Interests of Certain Persons in the Liquidation." Consummation of the Liquidation is subject to the consent of unitholders and certain other conditions. See "CONSENT PROCEDURES" and "-- Other Conditions to the Liquidation."

APPROVAL AND RECOMMENDATION OF THE GENERAL PARTNERS

         The General Partners have approved the Liquidation. The General Partners believe that the Liquidation is more beneficial to unitholders than a continuing investment in the Partnership. See "-- Advantages of the Liquidation" and "-- Review of Alternatives Considered by the General Partners." Even though the General Partners have conflicts of interest in recommending the Liquidation (see "-- Interests of Certain Persons in the Liquidation"), the General Partners believe that their recommendation was made consistent with their fiduciary duties to unitholders. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- The General Partners -- Fiduciary Duties of the General Partners." Consequently, the General Partners recommend that the unitholders of the Partnership consent to the Liquidation by marking the box entitled "FOR" on the enclosed consent card.

--------------------------------------------------------------------------------
             Unitholders are urged to consult with their independent
       financial and tax advisors prior to consenting to the Liquidation.
--------------------------------------------------------------------------------

EFFECT OF THE LIQUIDATION ON THE PARTNERSHIP AND THE UNITHOLDERS

         Upon the completion of the Liquidation, the Partnership shall cease to exist and the unitholders will no longer be holders of units of the Partnership and will receive distributions from the net proceeds of the sale of the Partnership's assets as provided for in the Plan of Liquidation and Dissolution and the Partnership Agreement, as amended.

         Pursuant to the Partnership Agreement, the General Partners, as liquidating trustees, will apply and distribute the Partnership's available cash balances (after payment of all expenses related to the sale of the aircraft, including payment of the marketing and sales fee to the General Partners) in the following order of priority:

         (1) to pay (or make provision for the payment of) all third party creditors of the Partnership, including limited partners;

         (2) to pay the General Partners for any loans or advances made by them to the Partnership;

         (3) after the payment (or the provision for payment) of all debts, liabilities and obligations of the Partnership, to the unitholders in the amount of their respective capital accounts on the date of distribution;

         (4) to the General Partners in the amount of their respective adjusted capital accounts on the date of distribution; and

         (5) to pay the General Partners for all accrued but unpaid management fees. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- Fees of the General Partners."

         As described under "-- Appraisal of Partnership Assets," the General Partners believe that lease encumbered value is a reasonable estimate of the price that may be achieved if the Partnership's aircraft were sold as of December 31, 1999. The market for aircraft of the type owned by the Partnership may decline, however, and as a result, the value that the Partnership will receive and the distribution that unitholders will receive may decline. As a result, the General Partners believe that a range of 20% below lease encumbered value to lease encumbered value represents a reasonable range of prices that the Partnership may achieve upon sale of its aircraft. Based on the projected independent appraisal of the Partnership's portfolio as of December 31, 1999, the General Partners estimate that the gross proceeds to the Partnership would be between $14.36 million and $17.97 million for the sale of all the Partnership's aircraft. There can be no assurance that the Partnership would receive these values shown above upon the sale of the aircraft.

--------------------------------------------------------------------------------
The estimated market values of the aircraft are affected by, and subject to, future changes in a variety of factors, including, but not limited to, the aircrafts' usage, age and lease rate, the credit worthiness of the lessee, government maintenance and noise regulations and the supply and demand of aircraft in the market place with similar lift capacity. Estimated values for the aircraft are also based upon a variety of assumptions regarding aircraft condition, maintenance status, and market conditions.
--------------------------------------------------------------------------------

         Assuming the expenses of the Liquidation are as set forth below under "-- Liquidation Expenses," based on the aggregate sales values above and the Partnership's projected financial condition at the time of the Liquidation, the General Partners believe that the Liquidation will result in cash distributions to unitholders totaling between $2.84 and $3.54 per unit if the aircraft were sold as of December 31, 1999. This estimated cash distribution does not include any extraordinary expenses such as litigation which could substantially reduce the amount available for distribution. In addition, as stated above, the General Partners cannot provide any assurance to unitholders about market conditions or the availability of willing buyers. As a result, the General Partners cannot predict the amount that the unitholders will actually receive upon the Liquidation. For additional risks that may be involved with the Liquidation, see "-- Risks of the Liquidation."

         The General Partners expect to complete the sale of the aircraft in 6 to 18 months from the date of the unitholders' approval of the Liquidation. Dissolution, however, can be a complex process which may depend on a number of factors, and some of these factors are beyond the General Partners' control. For example, the Partnership may be pursuing claims against others or defending litigation or there may be other contingencies to which the Partnership may become subject during the Liquidation. Consequently, the final liquidating distribution may occur several months after all of the aircraft have been sold. During the course of the Liquidation, the General Partners expect to continue making distributions on a quarterly basis, including cash distributions from the sale of aircraft, subject to appropriate reserves.

         The Partnership will cease to exist when:

         (1)   all the assets of the Partnership have been converted into cash;

         (2) all actual or contingent liabilities of the Partnership have been satisfied;

         (3) the Partnership's cash, after payment or due provision for all debts, liabilities and obligations of the Partnership, has been distributed to the unitholders and General Partners, as set forth above; and

         (4) the Certificate of Limited Partnership of the Partnership has been canceled as required under Delaware law.

LIQUIDATION EXPENSES

         General. The Partnership will pay for the expenses of the solicitation and, if approved by unitholders, the Liquidation. Expenses are estimated to be as follows:

                       SOLICITATION/COMMUNICATION EXPENSES

                   Printing, Postage and Mailing Fees      $   72,500
                   Appraisals and Valuation                    11,000
                   Accounting Fees and Expenses                17,500
                   Legal Fees and Expenses                    220,000
                   Solicitation Agent                           7,500
                   Other                                       25,000
                                                           ----------
                        Sub Total                          $  353,500
                                                           ----------

                                LIQUIDATION COSTS

                   General Partners' Marketing Fees     $   539,100(1)
                   Legal Fees and Expenses                  175,000
                   Accounting Fees and Expenses              55,000
                   Other                                     25,000
                                                        -----------
                     Sub Total                          $   794,100
                                                        -----------
                   Total Costs                          $ 1,147,600
                                                        ===========

-------------------
(1) Assumes aggregate sales prices of $17.97 million, the maximum of the anticipated liquidation range, received for the Partnership's aircraft.

         Solicitation/Communication Expenses. For purposes of the Liquidation, the term "Solicitation/Communication Expenses" includes expenses such as the costs of mailing and printing this consent solicitation statement, any supplements thereto or other documents related to the Liquidation, telephone calls, legal fees, appraisal fees, accounting fees, consent solicitation agent fees and other fees related to the solicitation of consents, as well as reimbursement of expenses incurred by brokers and banks, if any, in forwarding the consent solicitation statement to unitholders. The Partnership will pay these expenses whether or not the Liquidation is consummated.

         Liquidation Costs. For purposes of the Liquidation, the term "Liquidation Costs" means sales and marketing fees paid to the General Partners pursuant to the Joint Marketing Agreement, legal and accounting fees not included under Solicitation/Communication Expenses, travel expenses and all other fees related to the Liquidation, but not including Solicitation/ Communication Expenses or costs that would have otherwise been incurred by the Partnership in the ordinary course of business.

BACKGROUND AND REASONS FOR THE LIQUIDATION

         Since the Partnership's formation, the Partnership's investment objectives have been focused on generating cash distributions for unitholders and preserving and protecting the value of the Partnership's assets. Since that time, significant changes in the aircraft and aircraft leasing markets have occurred.

         The Partnership. The Partnership has been experiencing a continuous decline in revenues with which to make cash distributions, and the General Partners believe this trend will continue. Many of the Partnership's current aircraft leases will soon expire and are projected to generate lower lease rates than in prior years because of the older age of the aircraft. The projected decrease in lease rates will most likely contribute to a continuous decrease in revenue and cash distributions from operations. As a result of decreasing revenues from older aircraft and fixed expenses, the General Partners believe that unitholders will receive diminishing cash distributions from operations. In addition, the Partnership's assets have been fully depreciated for income tax purposes and the tax benefit of their depreciation will no longer be available to the Partnership on a going forward basis.

         The General Partners believe that another significant factor that will affect the marketability and value of the Partnership's aircraft is whether the aircraft comply with noise abatement requirements for commercial aircraft prescribed by the Federal Aviation Administration ("FAA"). See "-- The Aircraft Industry Outlook" and -- Regulation -- Aircraft Noise" below. Of the Partnership's five aircraft, the engines of three of the aircraft have not yet been brought into compliance with the FAA regulations. In some cases, the lessees have committed to "hush-kit" these aircraft to comply by the December 31, 1999 deadline but regulations proposed by the European Union to come into effect in May 2000 may have the effect of prohibiting such "hushkitted" aircraft from flying over Europe. "Hushkitting" is the modification or re-engineering of an aircraft in order to bring the aircraft into compliance with the decibel noise level requirements of the FAA. Due to the remaining useful life of the aircraft, their fair market value and the costs of hushkitting, the General Partners believe that "hushkitting" the Eastwind B-737-200's and the Sun Pacific B-727-200 may not be economically viable. Therefore, these aircraft may not be as attractive as the remaining aircraft in the portfolio to potential purchasers. Should the Partnership be required to hushkit an aircraft, no assurances are possible with respect to the actual cost which the Partnership would be required to pay in order to effect a hushkit or re-engining modification as now available or as may be developed in the future.

         The Partnership is unable to retain any appreciable amount of capital reserves with which to acquire additional aircraft and react to adverse market conditions or changes in the market that may arise, in part because the Partnership Agreement currently limits the amount of debt financing which may be undertaken by the Partnership. The Partnership's access to capital is further limited since cash available from operations after the payment of certain expenses is generally distributed to unitholders. Because of restrictions (described below) that became applicable in 1998 (after eleven years of Partnership operations) the Partnership also may not sell existing assets in order to raise capital for the purchase of additional revenue-generating aircraft or replace its existing aging non-noise-compliant aircraft. The General Partners, on behalf of the Partnership, may borrow or advance funds to the Partnership to maintain Partnership operations, for such activities as the future repair, reconditioning or reconfiguration of the aircraft if the General Partners, in their discretion, deem such future repair, reconditioning or reconfiguration necessary or desirable to enable the Partnership to re-lease or sell such aircraft. If the General Partners or their respective affiliates make loans to the Partnership, among other restrictions, they are prohibited from charging interest in excess of their cost of such borrowing. The General Partners have the ability to pledge the assets of the Partnership in connection with any such borrowing. After the eleventh year of operation of the Partnership, however, net proceeds from the sale or financing of any of the Partnership's aircraft must be distributed to unitholders (less amounts reserved in accordance with the Partnership Agreement as working capital reserves) and may not be used to acquire additional assets for the Partnership.

         If the Partnership Agreement allowed the General Partners to use debt financing on an ongoing basis (and at competitive rates) to the Partnership, it could be more actively involved in its industry. The Partnership, however, would still possess additional competitive disadvantages and would also take on heightened business risk. In light of these considerations, the General Partners believe that Liquidation is in the best interests of the Partnership. For a further discussion of the advantages and risks of the Liquidation, see "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Advantages of the Liquidation and -- Risks of the Liquidation."

         General Business Considerations. The aircraft leasing industry and the Partnership are subject to risks stemming from the physical deterioration or obsolescence of aircraft, fluctuations in the economy and the market value of aircraft, defaults by lessees and the adoption of restrictive regulations and legislation. A major business risk associated with the operation of an aircraft leasing business is the inability to keep aircraft under leases yielding net revenues which provide, together with any anticipated sale proceeds, a return acceptable to the owner of the aircraft. Factors affecting the economic return of leases of aircraft beyond the control of the Partnership and the lessees of the aircraft include:

         (1)  defaulting or insolvent lessees or sublessees of aircraft;

         (2) increases in expenses, taxes, labor, insurance costs and aircraft management fees attributable to aircraft which are not payable by lessees under triple net leases;

         (3)  general economic conditions;

         (4)  fluctuations in supply and demand for aircraft;

         (5)  regulatory changes;

         (6)  instability of world fuel markets;

         (7)  uninsured or uninsurable losses;

         (8)  strikes and other labor disruptions; and

         (9)  the imposition of sales and use taxes.

         The Aircraft Industry Outlook. In the last three years, the overall demand for aircraft has been steadily increasing as many airlines have returned to profitability and lease rates appear to be improving. The impact of this demand has, however, had little beneficial effect on the aircraft in the Partnership's portfolio since competition among airlines has mandated the upgrading of their fleets which requires the use of newer aircraft and aircraft that have been built in compliance with stricter noise abatement and safety requirements. As described above, the General Partners expect that three of the Partnership's aircraft will not comply with the FAA noise abatement regulations. Additionally, the airline industry tends to be cyclical and a potential return to less favorable conditions could be approaching. In such a market, the adverse impact of competition from newer or more recent models on aircraft in the Partnership's portfolio could be significant. The Partnership is at a competitive disadvantage in taking advantage of this market because the average age of the aircraft in Partnership's portfolio is 24 years and the Partnership Agreement does not permit the Partnership to invest proceeds from the sale of its current fleet of aircraft to purchase newer aircraft. See "-- The Partnership."

         In 1998, growth in airline passenger traffic combined with reduced fuel costs and strict cost containment initiatives led to significant improvements in operating profitability and net earnings for the overall airline industry. These market conditions have had a favorable effect on the level of aircraft leasing activity and have brought about a sustained reduction in the number of serviceable aircraft available for lease. For a number of reasons discussed below, however, the General Partners believe that the older aircraft in the Partnership's portfolio may not benefit from such reduced availability to the same extent as may be true of newer aircraft. For a list of the Partnership's aircraft and their appraised value, see "-- Appraisal of Partnership Assets."

         The continued reduction in inventory of available planes has also favorably affected lease rates. However, future opportunities for leasing the Stage 2 noise abatement level aircraft which are currently in the Partnership's fleet are limited due to the FAA's noise compliance regulations. "Stage 2" aircraft are aircraft which are in compliance with the stage 2 noise decibel levels in part 36, title 14 of the Code of Federal Regulations, as amended, and Annex 16, Chapter 2 of the International Civil Aviation Organization rules. These aircraft engines are generally not as advanced as "Stage 3" aircraft with respect to noise described levels. For information regarding the Partnership's fleet and noise compliance, see "THE PARTNERSHIP AND THE GENERAL PARTNERS -- JetStream" and "-- Regulation -- Aircraft Noise". The scheduled phase-out of Stage 2 aircraft combined with the older age of many of the aircraft in the Partnership's portfolio has had a substantial adverse impact on the residual values of the Partnership's Stage 2 aircraft during a period of increasing economic growth and profitability for most segments of the industry. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Background and Reasons for the Liquidation" and "-- Regulation -- Aircraft Noise."

         Leasing Risks. The Partnership's successful negotiation of lease extensions, re-leases and sales is critical to its ability to achieve its financial objectives, and involves a number of risks. Demand for lease or purchase of the aircraft depends on the economic condition of the airline industry. Ability to re-lease or resell aircraft at acceptable rates depends on the demand and market values at the time of re-lease or resale. The market for used aircraft is cyclical, and generally, but not always, reflects economic conditions and the strength of the travel and transportation industry. The demand for and resale value of many types of older aircraft in the past has been depressed by such factors as airline financial difficulties, increased fuel costs, the number of new aircraft on order and the number of older aircraft coming off lease.

         Competition. The aircraft leasing industry has become increasingly competitive and the success of any lessor is heavily dependent upon the nature of the aircraft within its portfolio. Recently, major airlines have been competing with each other based on the young age of their fleets. Because the Partnership is not permitted to acquire new aircraft, the Partnership is at an increasing competitive disadvantage because of the older age of the aircraft in the Partnership's portfolio. See "-- The Partnership."

         Regulation. There are a number of areas in which compliance with federal regulation may result in increased costs to the Partnership and decreased returns to unitholders. These include aircraft noise regulations, safety requirements, required equipment modifications and aircraft registration. Although the burden of complying with such requirements often falls upon lessees of aircraft, the cost of complying with such federal regulations may fall on the Partnership. Furthermore, future federal regulations could cause the value of any non-compliant aircraft owned by the Partnership to substantially decline.

                  Aircraft Noise. The FAA has categorized aircraft types according to engine noise decibel levels. Stage 1 aircraft, which have the highest noise level, are no longer allowed to operate from civil airports in the United States. Stage 2 aircraft meet current FAA requirements. Stage 3 aircraft which are in compliance with the stage 3 noise decibel levels in part 36, title 14 of the Code of Federal Regulations, as amended, and Annex 16 of the International Civil Aviation Organization rules, are the most quiet and will be the future standard of aircraft. In 1990, Congress passed the Airport Noise and Capacity Act of 1990 (the "Airport Act"), which required the development of a National Noise Policy. In 1991, final regulations (the "Regulations") were announced and became effective immediately. The Regulations provide generally, among other things, for the phase-out and non-addition of Stage 2 aircraft in the United States by December 31, 1999, unless hushkitted or re-engined. With limited exceptions, only Stage 3 or Stage 3 hushkitted aircraft will be allowed to fly in the United States after December 31, 1999. Hushkitting is a procedure for retrofitting existing engines to comply with Stage 3 requirements. Re-engining is the replacement of existing engines with technologically-advanced engines complying with Stage 3 requirements. The decision whether to hushkit or re-engine an aircraft will depend upon a variety of factors, including the differential effects of the two approaches on the operating costs of the aircraft, the relative costs and feasibility of the two approaches and the General Partners' assessment of the remaining useful life and fair market value of the aircraft. Where available, hushkits currently can cost up to $3.0 million per aircraft while the costs of re-engining programs are significantly higher.

                  In addition to FAA activity in noise abatement, other countries have adopted or are considering adopting noise compliance standards which would have a similar effect of reducing the ability of an airline to operate Stage 2 aircraft in such jurisdictions. Moreover, because of the year-end 1999 noise deadline, there may also be a substantial backlog of hushkits already on order by other customers. In 1989, the European Economic Community adopted a non-addition rule which directed each member country to pass the necessary legislation to prohibit airlines from adding Stage 2 aircraft to their fleets after November 1, 1990. The rule has specific expectations for leased aircraft and does allow the continued use of Stage 2 aircraft which are in operation in EEC countries before November 1, 1990. The Partnership does not currently have any aircraft on lease to airlines outside the United States. EEC regulations will prohibit hushkitted and re-engined aircraft that comply with Stage 3 requirements from flying over Europe after May, 2000.

                  These regulations have adversely affected the market value and marketability of Stage 2 and Stage 3 hushkitted and re-engined aircraft.

                  Aging Aircraft Maintenance. The Federal Administration Aviation has adopted a series of Airworthiness Directives ("ADs"). ADs are mandates requiring the airline to perform a specific maintenance task within a specified period of time or over the life of an aircraft. The FAA imposes strict requirements governing aircraft inspection and certification, maintenance, equipment requirements, corrosion control, noise levels and general operating and flight rules.

                  In addition to mandating more intensive inspections of certain structural components, including the fuselage, wing and tail sections, certain of these AD's mandate that structural modifications to certain aircraft be completed within specified periods, generally not less than 48 months from the effective date of the relevant AD. Aircraft are generally subject to these structural modification requirements based on flight cycle, flight hour and chronological age thresholds.

                  The Partnership's existing leases require the lessees to maintain the Partnership's aircraft in accordance with FAA-approved maintenance programs during the lease term. At the end of the leases, most lessees are required to return the aircraft in airworthy condition, including compliance with all AD's for which action is mandated by the FAA during the lease term. Thus, certain of the modifications required by the new AD's might not be implemented by the Partnership's lessees prior to the expiration of the current leases since, in many cases, the relevant AD will not require action before the expiration of the lease term. The cost of compliance with these directives varies among aircraft type and affects the value of aircraft approaching a threshold for implementation.

                  Two of the Partnership's aircraft are subject to AD's mandating structural modification, specifically the two B-737 aircraft leased to Eastwind. AD's presently applicable to the Boeing aircraft owned by the Partnership require extensive repetitive inspections of such aircraft. There can be no assurance that such inspections will not lead to mandatory structural modifications similar to those noted above.

                  Aircraft Registration. Aircraft may not be lawfully operated in United States airspace unless registered in full name and owned by citizens of the United States or other permissible persons under the Federal Aviation Act of 1958, as amended. Violations of the registration requirements may result in fines being imposed on the Partnership, the potential for uninsured casualties to aircraft, the loss of the benefits of the central recording system under federal law (thereby leaving aircraft exposed to liens or other interests not of record with the FAA), and a breach by the Partnership of aircraft lease or financing agreements.

         Residual Values of Aircraft. The returns of the Partnership to unitholders depend, in part, on the residual values of the aircraft. The residual values ultimately realized, in turn, depend upon, among other things, the standards observed by lessees in maintaining the aircraft, the Partnership's ability to remarket the aircraft, the cost of comparable new aircraft, rates of inflation, market conditions, costs of materials and skilled labor, aircraft technological advances and other factors, all of which may be beyond the control of the Partnership.

         Casualties, Insurance Coverage. The Partnership, as an owner of transportation equipment, could be held liable for injuries or damage to property caused by its assets. Though some protection may be provided by the Federal Aviation Act of 1958, as amended with respect to its aircraft assets, it is not clear to what extent such statutory protection would be available to the Partnership. Though the Partnership may carry insurance or require a lessee to insure against a risk, some risks of loss may not be insurable. An uninsured loss with respect to the aircraft or an insured loss for which insurance proceeds are inadequate, would result in a possible loss of invested capital in and any profits anticipated from such aircraft. Currently, the Partnership, and ultimately the unitholders (to the extent of their investment), bear the risks associated with losses which are not covered by insurance.

REVIEW OF ALTERNATIVES CONSIDERED BY THE GENERAL PARTNERS

         Before recommending the Liquidation, the General Partners considered the benefits and risks associated with continuing the business of the Partnership. After weighing the risks and benefits of continuation, the General Partners believe that the Liquidation will have the greater likelihood of providing optimal economic benefits for the unitholders. The General Partners did not conduct an in-depth analysis of amending the Partnership Agreement in order to allow the Partnership to compete in the industry with a revised business plan. The General Partners do not view this possible alternative as being consistent with the original objectives of the Partnership. In addition, unitholders would continue to be subject to the risks associated with their investment in the Partnership.

         General. JetStream is not required to liquidate and wind up until the year 2027, but the General Partners believe that the Partnership is at the point in its economic life cycle where winding down the Partnership's operations or other exit strategies were intended. If the Partnership continued until 2027, the average age of the aircraft in the Partnership's portfolio would be over 50 years old. As of October, 1998 the Partnership is restricted from selling existing aircraft or borrowing funds to raise capital to purchase additional revenue generating aircraft or to replace its existing aging non-noise-compliant aircraft. In addition, the Partnership generally has and will continue to have fixed expenses allocated over a declining revenue base with aging assets and will probably continue to yield a declining income stream. In addition, the Partnership has ceased to provide depreciation deductions for unitholders.

         Continuation. The General Partners believe that continuing the business of the Partnership does not provide the best alternative for the unitholders. Continuing the business of the Partnership as initially anticipated, however, provides the benefit of providing unitholders direct investment in the aircraft leasing industry.

         In the opinion of the General Partners these benefits are outweighed by the:

         (1) likelihood that the value of the Partnership's aircraft will continue to decline rapidly;

         (2) continued risks of re-leasing aircraft, including the difficulty or inability to lease Stage 2 or obsolete aircraft;

         (3) general competitive disadvantages of the current Partnership structure; and


         (4) fixed expenses that the Partnership generally has and would continue to have allocated over a declining revenue base with aging assets;

         (5) possibility of interruptions in cash distributions due to the costs of compliance with federal noise compliance regulations;

         (6)  continued risks of lease default by lessees;

         (7) continued lack of liquidity of a unitholder's investment; See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- Market for the Units;"

         (8) yearly expense and delay to individual unitholders' preparation of tax returns due to their investment in a limited partnership.

         If the Partnership were to continue under its current structure, unitholders would likely retain their investment without any significant accumulation in value or near term exit opportunities.

ADVANTAGES OF THE LIQUIDATION

         Among the reasons prompting the General Partners' decision to recommend the Liquidation are the following:

(1) Decreasing Distributions to Unitholders. The General Partners believe that the older age of the Partnership's fleet and the cost of Stage 3 compliance will continue to increasingly negatively impact the Partnership's revenue and cash distributions from operations to unitholders as it will become increasingly difficult to find lessees with acceptable credit at reasonable lease rates;

(2) Current Market. The General Partners believe that the current market provides an opportunity to sell the aircraft and avoid worsening market conditions as additional younger planes flood the market for lessees and avoid potentially more difficult market conditions to re-lease aircraft to acceptable lessees;

(3) Reduced Tax Benefits. The aircraft owned by the Partnership are substantially depreciated on a tax basis and therefore unitholders will not receive future tax benefits from depreciation deductions;

(4) Sale of Illiquid Investment. Currently, there is no established market for the units and unitholders are only able to sell their units in an informal and sparse secondary market, which contains a small number of participants with infrequent transactions such as tender offers for less than 5% of the units. Such tender offers have been made to unitholders for their interests in the Partnership at prices which the General Partners have deemed to be insufficient. As a result, the General Partners believe that there may be a desire on behalf of at least some unitholders to liquidate portions of or their entire investment in the Partnership. Liquidation of the Partnerships allows unitholders to "cash-out" their investment; and

(5) Industry Trend. The unitholders in other partnerships involved in the aircraft and aircraft equipment industry with aircraft at similar points in their economic life cycles have liquidated. The General Partners, as the General Partners of JetStream, are also currently proposing to liquidate JetStream II.

RISKS OF THE LIQUIDATION

         General. The following is a description of the risks which the General Partners believe, as of the date of this consent solicitation statement, are material in connection with the Liquidation.

--------------------------------------------------------------------------------
    Unitholders should consider the following factors in reaching a decision as to whether to approve the Liquidation.
--------------------------------------------------------------------------------

         Uncertainty of Amount and Timing of Liquidating Distributions to Unitholders. A number of factors will affect the amount and timing of liquidating distributions in the Liquidation, including the price for which the aircraft are sold, the condition of the aircraft market during the Liquidation, new laws or regulations regarding aircraft, the costs of liquidation and other matters, many of which are beyond the control of the Partnership. There is also no assurance that the Partnership's assets can be sold within a reasonable period of time. As a result, the General Partners cannot guaranty the timing or amount of liquidating distributions to unitholders. See "-- Plan of Liquidation and Dissolution" and "-- Effect of the Liquidation on the Partnership and Unitholders."

         Sales of Assets Pursuant to the Plan of Liquidation and Dissolution Not Subject to Unitholder Approval. If the unitholders approve the Liquidation, the General Partners will commence marketing of all of the Partnership's aircraft. Unitholders will have no right or opportunity to vote on the sale of each aircraft and will, therefore, have no right to approve or disapprove the terms of any such sale. Therefore, by consenting to the Liquidation, unitholders are granting the General Partners authority to sell all of the Partnership's assets upon terms and conditions which the General Partners deem appropriate. In general, the General Partners expect to sell the aircraft for cash on an "as-is where is" basis and the sales agreements are not expected to contain surviving representations or warranties. See "-- Plan of Liquidation and Dissolution."

         Lack of Independent Representation. The Partnership has not retained an independent representative to act on behalf of the unitholders or the Partnership in designing the overall structure of the Liquidation and, in particular, in structuring and negotiating the terms and conditions (including the consideration to be received) upon which the Partnership's assets will be sold. If a third party broker had been retained to sell the assets of the Partnership, the terms of the Liquidation may have been different for both the Partnership and the unitholders. The General Partners did not believe it necessary to retain such independent representative due to higher transaction costs and inadequate benefits to the unitholders. The General Partners, however, have engaged BK Associates, Inc., an independent third party appraiser, to appraise the Partnership's aircraft in connection with the Liquidation. See
"-- Appraisal of Partnership Assets."

         Indemnification Under the Partnership Agreement. The Partnership Agreement provides that the General Partners and their respective affiliates (as defined in the Partnership Agreement and to the extent such affiliates are acting for or on behalf of the General Partners) are not liable to the Partnership, unitholders or any other person having any other interest in units for any loss which arises out of their acts or omissions, if the General Partners acted in good faith, on behalf of the Partnership, and determined that such course of conduct was in the best interests of the Partnership and did not constitute negligence or misconduct of the General Partners or their respective affiliates. As a result of these provisions, unitholders may have more restricted rights of action than they would otherwise have if such restrictions had not been included in the Partnership Agreement. In general, neither the General Partners nor their respective affiliates may be indemnified under the Partnership Agreement with regard to liabilities arising under federal or state securities laws, rules or regulations.

         If a claim were made against the General Partners or their affiliates in connection with their actions on behalf of the Partnership with respect to the Liquidation, the General Partners expect that they and such other persons will seek to be indemnified by the Partnership with respect to such claim. Any expenses (including legal fees) incurred by the General Partners and such other persons in defending such claim may be advanced by the Partnership prior to the final disposition of such claim, if: (1) the legal action relates to the General Partners' (and such persons) performance on behalf of the Partnership, (2) the legal action is initiated by a third party who is not a unitholder and (3) the General Partners (and such other person) undertake to repay any amounts advanced if it is determined that the indemnified person's actions constituted negligence or misconduct. As a result of these indemnification rights, a unitholder's remedy with respect to claims against the General Partners (and such other person) relating to the General Partners' or such other person's involvement in the Liquidation could be more limited than the remedies that would have been available absent the existence of these rights in the Partnership Agreement. A successful claim for indemnification, including the expenses of defending a claim made, would reduce the Partnership's assets by the amount paid.

         The Continued Existence of the Partnership Due to Litigation or Unresolved Claims. The Partnership has asserted claims against some of its lessees. The Partnership may not be terminated until all Partnership claims have been resolved. The General Partners may elect under the Plan of Liquidation and Dissolution to distribute all of the assets of the Partnership to unitholders and either dissolve and terminate the Partnership or leave the Partnership in existence as a legal entity during the pendency of any claims while maintaining sufficient reserves to pay any costs of settling the claims or in the event the Partnership is liable to third parties on any claims brought by third parties against the Partnership. As of the date of this consent solicitation statement, the General Partners are not aware of any such third party claims.

         Liquidation Will Affect Operating Results. As aircraft are sold pursuant to the Plan of Liquidation and Dissolution, the Partnership's net income would decrease since fewer revenue-generating aircraft will remain in the Partnership's portfolio. Because certain of the Partnership's general and administrative expenses are fixed rather than variable, the decreased contribution from aircraft which are sold are expected to result in a decrease in total Partnership operating results until completion of the Liquidation.

         Year 2000. The Year 2000 compliance issue concerns the ability of computerized information systems to accurately calculate, store or use a date after 1999. This could result in computer system failures or miscalculations causing disruptions of operations. The Year 2000 issue affects almost all companies and organizations. It is anticipated that the cost of vendor and lessee compliance with Year 2000 problems will be borne primarily by vendors and lessees, respectively. Non-compliance by the lessee could impact its ability to operate the aircraft, and could affect its ability to meet the terms of its lease. In addition, Year 2000 computer failures among potential purchasers for the Partnership's aircraft could depress the market for the Partnership's aircraft. Although it is not possible at present to give an estimate of the cost of this work to the Partnership, the General Partners do not expect such costs to have a material adverse impact on the Partnership's Liquidation.

AMENDMENT TO THE PARTNERSHIP AGREEMENT; JOINT MARKETING AGREEMENT

         Pursuant to Section 5.9(e) of the Partnership Agreement, the Managing General Partner is entitled to receive a Resale Fee for marketing and selling the Partnership's assets. This fee is only payable if both (1) the Preferred Return is paid to unitholders and (2) the Partnership has achieved the pre-tax Internal Rate of Return. Therefore, the Resale Fee requires that the Partnership achieve certain performance criteria. The Resale Fee is limited to the lesser of 3% of the selling price of the asset or the amount that would be charged by a non-affiliate to market and sell the Partnership's aircraft on similar terms.

         The Partnership Agreement does not require that the General Partners market and sell the assets themselves. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- Fees of the General Partners." Under the Partnership Agreement, the General Partners may instead hire a third party to sell the Partnership's assets, which third party would charge a broker's fee. The Partnership would pay the reasonable fees and expenses of a third party broker.

         The General Partners surveyed market rates for third party brokers for recently completed transactions. The General Partners also reviewed the fees received by general partners of other partnerships for marketing and selling aircraft of similar partnerships. In addition, the General Partners received the opinions of two appraisers concluding that 3% is a reasonable fee for the sale of the Partnership's assets. Based on the foregoing, the General Partners concluded that, for the Partnership's portfolio, the Partnership could expect to pay a fee in excess of 3% plus expenses for a third party broker's services in selling the Partnership's assets.

         The General Partners are proposing that the Partnership Agreement be amended to allow both of the General Partners to find buyers for the aircraft of the Partnership for a fee not to exceed 3% of the sales price of the aircraft pursuant to the terms of the Joint Marketing Agreement, dated July 13, 1999, among CIS Aircraft Partners, Inc., Jet Aircraft Leasing, Inc. and JetStream. For performing their respective duties of identifying and negotiating with buyers of the aircraft, as set forth in the Joint Marketing Agreement, the Partnership will pay a fee to the Managing General Partner and the Administrative General Partner equal to 2% and 1%, respectively, of the contract sale price for each aircraft as and when sold. This marketing and sales fee would not be subordinated to the Preferred Return or the Internal Rate of Return. Under the Joint Marketing Agreement, the General Partners would pay for any fees attributable to any third party brokers. As a result, the expense to the Partnership is expected to be lower if the General Partners market and sell the Partnership's assets than if the Partnership hires a third party broker because the total fee paid by the Partnership will be limited to 3% of the selling price of each aircraft. The General Partners believe that the 3% marketing and sales fee is a fair and reasonable fee and is less than the fee typically charged by third parties for such services. In addition, the General Partners are qualified to perform these services due to their experience at marketing and selling aircraft.

         In order to allow the payment of the marketing and sales fee to the General Partners, section 5.9(e) of the Partnership Agreement is proposed to be restated in its entirety to read as follows:

         The Managing General Partner and the Administrative General Partner shall receive a non-subordinated aircraft marketing and sales fee in connection with the liquidation of the Partnership as set forth in the Joint Marketing Agreement, dated July 13, 1999, among the Managing General Partner, the Administrative General Partner and the Partnership.

This amendment to the Partnership Agreement is part of the Liquidation and requires the approval of unitholders holding more than 50% of the outstanding units on October 12, 1999. If the requisite number of unitholders do not approve the Liquidation, the Joint Marketing Agreement will be terminated.

INTERESTS OF CERTAIN PERSONS IN THE LIQUIDATION

         General. Pursuant to the Joint Marketing Agreement, the Managing General Partner and Administrative General Partner have an interest in the Liquidation in addition to their ownership interest in the Partnership. As General Partners of the Partnership, however, the General Partners are required to perform their duties under the Joint Marketing Agreement, consistent with their fiduciary duties to the unitholders, in compliance with the terms of the Partnership Agreement, and without regard to whether they or their affiliates have an interest in a proposed transaction.

See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- The General Partners -- Fiduciary Duties of the General Partners" for a description of the General Partners' duties with respect to the Partnership. After consideration of the terms and conditions of the Liquidation, the General Partners recommend that unitholders vote in favor of the Liquidation.

         In addition, certain affiliates of each of the Managing General Partner and the Administrative General Partner currently compete with the Partnership in the aircraft leasing business which may subject the Managing General Partner and the Administrative General Partner to an additional conflict of interest. See "-- Affiliates of the Managing General Partner and the Administrative General Partner; Liquidation of JetStream II" below.

         Current Compensation. Currently, each General Partner receives a 0.5% share of the Partnership's cash flow and non-liquidating sales proceeds for its GP Interest in the Partnership. Under the Partnership Agreement, the General Partners are also entitled to base management fees, re-lease fees and incentive management fees. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- Fees of the General Partners." Through March 31, 1999, the Partnership paid an aggregate of $14,810 to the General Partners in management fees, administrative overhead reimbursement, and cash distributions. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- Fees of the General Partners."

         Liquidating Distribution Received by the General Partners Under the Partnership Agreement. Pursuant to the Partnership Agreement, the General Partners may receive a cash distribution upon Liquidation of the Partnership equal to the General Partners' capital accounts. This cash distribution will be made only after payment has been made to the Partnership's creditors and unitholders in the amount of each unitholder's capital account.

         Affiliates of the Managing General Partner and the Administrative General Partner; Liquidation of JetStream II. Certain affiliates of the Managing General Partner and the Administrative General Partner compete with the Partnership in the aircraft leasing business. As a result, the Managing General Partner and the Administrative General Partner may have a conflict of interest if both the Partnership and the affiliate are concurrently selling the same type of aircraft. A similar conflict of interest may arise for both of the General Partners between JetStream and JetStream II if unitholders of both JetStream and JetStream II approve their plan of liquidation and dissolution whereby the General Partners will be engaged to market and sell the assets of both partnerships. For example, both JetStream and JetStream II own B-737-200 and MD-80 aircraft. In addition, since JetStream and JetStream II have the same general partners, the General Partners may not be in a position to independently view the Liquidation proposal solely from the perspective of a single partnership, the effect of which may have benefitted one of the Partnerships at the expense of the other partnership.

         In addition, along with two other creditors, an affiliate of the Managing General Partner filed an involuntary petition for bankruptcy relief against Eastwind in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") on September 29, 1999. The Partnership had two aircraft on lease to Eastwind, which have been returned to the Partnership. As of the date of this document, the bankruptcy case is still in the "involuntary gap period" because the Bankruptcy Court has not yet entered an order for relief adjudicating Eastwind as a debtor under Title 11 of the United States Code. See "The Partnership and the General Partners -- JetStream."

         Under the terms of the Partnership Agreement, the Partnership may not sell aircraft to the General Partners or their respective affiliates.

APPRAISAL OF PARTNERSHIP ASSETS

         General. The General Partners engaged BK Associates, Inc. (the "Appraiser"), an independent appraisal firm, to appraise the lease-encumbered value of the aircraft owned by the Partnership.

         The projected aggregate asset value of JetStream as determined by the Appraiser using the lease-encumbered value methodology described below was $17.97 million (not including expenses) as of December 31, 1999. See "-- Effect of the Liquidation on the Partnership and the Unitholders" for a description of the assumptions on which this appraised value was based.

         Selection and Role of the Appraiser. BK Associates is an aircraft appraisal firm and is an International Society of Transport Aircraft Trading certified senior aircraft appraiser. BK Associates' clients include domestic and foreign airlines; aircraft, engine and aviation equipment manufacturers; corporate aircraft operators; governmental agencies; and financial institutions. The Appraiser was selected on the basis of its experience and expertise in evaluating aircraft similar to those in the Partnership's portfolio, its knowledge of market demand for the Partnership's aircraft and its ability to provide an independent evaluation in a timely manner. In addition, the Appraiser has prepared annual appraisals of the lease-encumbered value of the Partnerships aircraft since inception of the Partnership. For services in connection with the appraisal, the Partnership has agreed to pay BK Associates a fee of $11,000. The Appraiser's compensation was not contingent upon the consummation of the Liquidation, the outcome of the Appraiser's conclusions or the sale of the Partnership's aircraft portfolio.

         There were no limitations imposed by the General Partners upon the methods, procedures or investigations that might be pursued or undertaken by the Appraiser in performing the requested valuation. The Appraiser was afforded the opportunity to (a) conduct such investigations, inquiries and due diligence as deemed necessary or advisable in establishing its valuation, (b) select and follow the procedures, techniques and methods deemed to be most appropriate to establish and confirm such valuations; and (c) make such assumptions, and identify such qualifications and limitations, as deemed necessary in its findings.

--------------------------------------------------------------------------------
         Neither the Managing General Partner nor the Administrative General Partner has made any contact, other than as described in this consent solicitation statement, with any outside party regarding the preparation by the outside party of an appraisal of the Partnership or its assets, or any other report with respect to the Liquidation.
--------------------------------------------------------------------------------

         Lease-Encumbered Value. The lease-encumbered value is the Appraiser's opinion of the value of a leased aircraft, given a specified lease payment stream (rent and terms), and estimated future residual value at lease termination after the appropriate discount rate. This approach assumes that there is no short-term time constraint to buy or sell the asset. The lease-encumbered valuation can produce current market values greater or lesser than the fair market values, depending upon the rental rate and the Appraiser's opinion regarding future values of the appraised aircraft. Lease-encumbered value does not reflect expenses involved in realizing such value.

--------------------------------------------------------------------------------
         In calculating lease-encumbered value, the Appraiser did not consider transaction costs and expenses (including administrative and other related costs) that the Partnership will incur in the Liquidation and which will materially reduce the actual cash payment to unitholders.
--------------------------------------------------------------------------------

         The following chart sets forth, by lessee, the appraised values of the Partnership's aircraft as determined by the Appraiser:

                                                           Lease-Encumbered
    Aircraft Model     Year Delivered        Lessee            Value (1)
  ------------------  ----------------- ----------------- ------------------
                                                           (In thousands)

     MD-80 Series           1986          Continental        $ 13,646
    B-737-200 ADV           1979             Delta              3,274
      B-737-200             1971            Eastwind              250
      B-737-200             1971            Eastwind              350
      B-727-200             1969             Parked               450
                                                             --------
        TOTALS                                               $ 17,970
                                                             ========

(1) The estimated market value of the aircraft are affected by, and subject to, future changes in a variety of factors, including, but not limited to, the aircraft's usage, age and lease rate, the credit worthiness of the of the lessee, government maintenance and noise regulations, and the supply and demand of aircraft in the market place with similar lift capacity.

OTHER CONDITIONS TO THE LIQUIDATION

         Some of the aircraft leases require that the lessees consent to sale of the aircraft unless the purchaser meets certain credit or other requirements. The General Partners do not believe that obtaining these consents will materially effect the timing of the Liquidation. Other than compliance with certain aircraft registration requirements, there are currently no federal or state regulatory approvals that must be obtained in connection with the Liquidation. See "-- Background and Reasons for the Liquidation -- Regulation -- Aircraft Registration."

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

--------------------------------------------------------------------------------
         The federal income tax discussion set forth below deals with the material federal income tax consequences of the Liquidation of a Partnership, but does not purport to deal with all aspects of federal income taxation that may be relevant to a particular unitholder in the light of such a unitholder's personal circumstances. The discussion is directed solely to holders that hold the units as capital assets within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"), and have acquired such units for investment and not as a dealer or for resale. Further, this discussion may not be applicable to certain classes of taxpayers, including insurance companies, securities dealers, non-resident alien individuals, foreign entities, foreign trusts and estates and beneficiaries thereof, financial institutions, real estate investment trusts, regulated investment companies, tax exempt organizations, trusts or persons who acquired Partnership interests as compensation. This discussion is based upon the Code, Department of Treasury regulations, court decisions, published rulings of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation (possibly on a retroactive basis).

         Unitholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation of a Partnership, including the applicability and effect of federal, state, local and other tax laws.
--------------------------------------------------------------------------------

         In General. The Partnership, as a partnership for federal income tax purposes, is not subject to federal income tax; rather, each unitholder is required to take into account its distributive share of the Partnership's income, gains, losses, deductions, credits and tax preference items in computing such unitholder's federal income tax liability for any taxable year of the Partnership ending within or with the taxable year of such unitholder, without regard to whether the unitholder has received or will receive any distribution from the Partnership. Such distributive share is required to be reported by the Partnership to each unitholder on a Schedule K-1; each unitholder is required to report consistently with such Schedule K-1 unless it discloses any inconsistent position to the IRS when it files its federal income tax return. A unitholder's distributive share of the Partnership's income or loss is determined in accordance with the allocations set forth in the Partnership Agreement.

         For federal income tax purposes, the Liquidation consists of two separate components:

         (1)   the sale by the partnership of its assets; and

         (2) the distribution of cash to each unitholder in liquidation (a "liquidating distribution") of such unitholder's interest in the partnership. Each of these is separately discussed below.

         Sale of the Partnership's Assets. For federal income tax purposes, each unitholder will be required to include in its income its allocable share of the gain or loss realized by the Partnership upon the sale of the Partnership's assets pursuant to the Liquidation. It is expected that the amount of gain so includable by a unitholder will be approximately $2.71 to $3.41 per unit. Such gain will result primarily from the sale of the aircraft and aircraft related assets ("Aircraft Gain"). It is anticipated that all Aircraft Gain will be ordinary income in the form of "depreciation recapture" because it will be attributable to tax depreciation of the aircraft and related assets while owned by the Partnership. Gain or loss realized by the Partnership on the sale of each of its other assets will be capital or ordinary gain or loss, depending upon the nature of the asset in the hands of the Partnership.

         Distribution to the Unitholders. A unitholder will recognize gain to the extent the amount of the liquidating distribution received by the unitholder exceeds the unitholder's tax basis for its units. Any such gain will be capital gain. In general, any such capital gain recognized by an individual, estate or trust will qualify for the 20% maximum tax (10% in the case of a taxpayer in the 15% ordinary income bracket) on capital gains if the units were held by such unitholder for more than one year. Because a unitholder's tax basis for its units will be increased by both the unitholder's allocable share of any gain realized on the sale of the Partnership's assets (see "-- Sale of the Partnership's Assets"), and by the amount of the unitholder's allocable share of income from normal Partnership operations for the year of the Liquidation, a unitholder will not realize any gain by reason of the distribution of such gain and operating income pursuant to the Liquidation. Nevertheless, a unitholder's allocable share of the Partnership cash may exceed its basis for its units, and thereby cause the unitholder to recognize gain.

         A unitholder will recognize a capital loss to the extent the amount of the liquidating distribution received by the unitholder is less than the unitholder's tax basis for its units, as such basis is adjusted to reflect any gain or loss realized by the Partnership on the sale of its assets .

         Passive Activity Rules. Unitholders that are individuals, trusts, estates, closely held corporations or personal service corporations are subject to the passive activity loss limitations rules of section 469 of the Code. A unitholder's allocable share of Partnership income or loss from the sale of the Partnership's assets is generally treated as derived from a passive activity. As a result, a unitholder's allocable share of such losses may be used by the unitholder in the current taxable year only to offset passive activity income from a unitholder's other passive activity investments, with the excess suspended indefinitely. Similarly, a unitholder's allocable share of any Partnership gain realized on the sale of its assets is generally characterized as passive activity income that may be offset by passive activity losses from a unitholder's other passive activity investments. However, because the liquidating distribution is a fully taxable transaction, section 469 of the Code allows any suspended passive activity losses of the unitholder with respect to its investment in the Partnership to be used to reduce other income of the unitholder.

         Tax Treatment of Partnership; Final Partnership Year. The Partnership will recognize no gain or loss by reason of the liquidating distribution. The Partnership's final taxable year (the "termination year") will close on the date on which the Certificate of Cancellation is filed with the Delaware Secretary of State or such later time as specified in the Certificate of Cancellation see "-- Effective Time," and each unitholder's distributive share of the Partnership's items of income, gain, loss, deduction and credit for the termination year will be taken into account by the unitholder on the unitholder's federal income tax return for the unitholder's taxable year in which the termination year occurs, in accordance with the procedures that applied to previous taxable years. Because the Partnership has a calendar taxable year, a unitholder with a taxable year that is other than a calendar year may be required to include such unitholder's distributive share of Partnership income for two partnership years in the unitholder's taxable year in which the termination year occurs.

ACCOUNTING TREATMENT

         The Partnership will prepare financial statements in accordance with generally accepted accounting principles as of and through the date of the dissolution of the Partnership and will engage its independent auditors to audit the financial statements.

EFFECTIVE TIME

         The effective time of the Liquidation will occur upon the filing of the Certificate of Cancellation for the Partnership with the Delaware Secretary of State, or at such later time as may be specified in the Certificate of Cancellation. It is anticipated that such filing will be made as promptly as practicable after the requisite approval of the unitholders has been obtained, the assets of the Partnership are sold and the other conditions to the Liquidation have been satisfied or waived, if permitted under the Plan of Liquidation and Dissolution. See, however "-- Risks of the Liquidation -- The Continued Existence of the Partnership due to Litigation or Unresolved Claims."

AMENDMENT OF THE PLAN OF LIQUIDATION AND DISSOLUTION

         Subject to applicable law, the Plan of Liquidation and Dissolution may be amended by the Partnership at any time prior to the filing of the Certificate of Cancellation with the Delaware Secretary of State, provided that, after approval of the Liquidation by the affirmative vote of holders of more than 50% of the outstanding units of the Partnership, no amendment may be made which alters or changes the terms and conditions of the Plan of Liquidation and Dissolution if such alteration or change would materially and adversely affect the unitholders.

NO APPRAISAL RIGHTS

         Pursuant to Delaware law, a partnership agreement may provide for contractual appraisal rights in connection with any amendment of a partnership agreement, any merger or the sale of all or substantially all of the limited partnership's assets. No such appraisal rights, however, are available for unitholders of JetStream because neither the Partnership Agreement nor the Plan of Liquidation and Dissolution provide for appraisal rights. Accordingly, the approval of the Liquidation by the affirmative vote of the requisite number of unitholders will be binding on all of the Partnership's unitholders.

                 ==============================================
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                 ==============================================

GENERAL

         As of the record date, no person was known by the Partnership to be the beneficial owner of more than five percent of the units.

OWNERSHIP INTEREST OF THE GENERAL PARTNERS IN THE PARTNERSHIP

         The General Partners each have a GP Interest. See "THE PARTNERSHIP AND THE GENERAL PARTNERS -- The General Partners." This GP Interest does not include voting rights. In addition, the General Partners do not own any units in the Partnership. The Assignor Limited Partner owns five units in the Partnership.


                         ==============================
                               CONSENT PROCEDURES
                         ==============================


--------------------------------------------------------------------------------
The consent of each unitholder is important. Each unitholder is urged to mark, date and sign the enclosed blue consent card and return it in the enclosed postage prepaid envelope or fax it to MacKenzie Partners at (212) 929-0308. If you require assistance completing the blue consent card, please call MacKenzie Partners toll free at (800) 322-2885.

--------------------------------------------------------------------------------

TIMING OF THE CONSENT SOLICITATION

         The vote of the unitholders with respect to the Liquidation will be tabulated on an ongoing basis until 5:00 p.m., Eastern Time, on November 19, 1999, unless such date and/or time is extended by the General Partners, in their sole discretion. The votes will be tabulated by MacKenzie Partners, which is not affiliated with the Partnership or the General Partners.

RECORD DATE AND OUTSTANDING UNITS

         The Liquidation is being submitted for approval to unitholders as of the record date. The Partnership Agreement provides that the Assignor Limited Partner will vote each unit as directed by the unitholder. The record date is October 12, 1999 for the Partnership for determining the unitholders entitled to consent to the Liquidation. Accordingly, only record date unitholders will be entitled to consent to the Liquidation. At the record date, 4,895,005 JetStream units were held of record by approximately 6,851 unitholders.

         Each unitholder is entitled to one vote for each unit held. Accordingly, the number of units entitled to vote with respect to the Liquidation is equivalent to the number of units held of record at the record date. In connection with certain offers previously made for units, the offerors and the Partnership have entered into agreements pursuant to which such offerors shall vote, for a specified period of time, the units acquired pursuant to a tender offer in the same percentages as the votes of the other units. As of June 30, 1999, 6,550 units are subject to such agreements.

APPROVAL DATE; EXTENSIONS; AMENDMENT

         This consent solicitation statement and enclosed blue consent card constitute the Assignor Limited Partners' notice to unitholders of the Liquidation. Each unitholder has until 5:00 p.m., Eastern Time, on November 19, 1999, unless extended by the General Partners in their sole discretion, to inform the Assignor Limited Partner whether such unitholder wishes to vote for, against or abstain from voting on the Liquidation. The General Partners ask that each unitholder vote by completing and returning the enclosed blue consent card accompanying this consent solicitation statement in the manner described below.

         Notwithstanding anything to the contrary set forth in this consent solicitation statement, the General Partners reserve the right, at any time prior to effectiveness of the Liquidation, to extend, amend or terminate the solicitation, or to delay accepting consent cards.

CONSENT CARD AND VOTE REQUIRED

         Approval of the Liquidation by the Partnership requires the affirmative vote of holders of more than 50% of the outstanding units of the Partnership as of the record date. 2,447,503 units must be voted in favor of the Liquidation for it to be approved by the Partnership.

         Unitholders who wish to vote "FOR" the Liquidation should complete, sign and return the blue consent card. A consent card has been prepared for each unitholder and is enclosed with this consent solicitation statement. Consent cards must be delivered in person, by mail, by facsimile or other delivery service to the consent solicitation agent at the following address on, or prior to, 5:00 p.m., Eastern Time, on November 19, 1999:

         If in person, or by mail:             If by facsimile:

         MacKenzie Partners, Inc.              MacKenzie Partners, Inc.
         156 Fifth Avenue - PH3                (212) 929-0308
         New York, New York  10010

--------------------------------------------------------------------------------
          If you require assistance completing the blue consent card, please call MacKenzie Partners toll free at (800) 322-2885.
--------------------------------------------------------------------------------

A consent card shall be deemed to have been "returned" to the Partnership on the date that it is delivered in person, by facsimile or deposited in the mail or other delivery service. Unitholders who sign and return the consent card without indicating a vote will be deemed to have voted "FOR" the Liquidation. The failure to return a consent card or abstaining from voting with respect to the Liquidation will have the same effect as a vote "AGAINST" the Liquidation.

         Unitholders who wish to vote "AGAINST" the Liquidation should also complete and return the blue consent card in the manner described above. A unitholder who abstains from voting, fails to return the consent card, or votes "AGAINST" will receive such unitholder's share of the distribution of the Partnership's Liquidation if


         (1) the holders of more than 50% of the outstanding units in the Partnership approve the Liquidation; and

         (2) all other conditions for the consummation of the Liquidation are satisfied.

         Unitholders who vote "AGAINST" the Liquidation will not be entitled to appraisal rights. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- No Appraisal Rights."

         The delivery of a consent card will not affect a unitholder's right to sell or transfer such person's units in the Partnership.

         All questions as to the form of all documents and the validity (including time of receipt) of all approvals will be determined by the General Partners; such determinations shall be final and binding. The General Partners reserve the absolute right to waive any of the conditions of the Liquidation or any defects or irregularities in any approval of the Liquidation or preparation of the form of consent card. The General Partners' interpretation of the terms and conditions of the proposed Plan of Liquidation and Dissolution and the Joint Marketing Agreement will be final and binding. The General Partners shall be under no duty to give notification of any defects or irregularities in any approval of the Liquidation or preparation of the form of consent card and shall not incur any liability for failure to give such notification.

REVOCABILITY OF CONSENT

         Unitholders may withdraw or revoke their consent at any time prior to the earlier of 5:00 p.m., Eastern Time, on November 19, 1999 or the date on which the Liquidation is approved by the holders of more than 50% of the outstanding units of the Partnership. To be effective, a written or facsimile of revocation or withdrawal of the consent card must be received by the consent solicitation agent prior to such time and addressed as follows: MacKenzie Partners, Inc., 156 Fifth Avenue - PH3, New York, New York 10010; or by facsimile to (212) 929-0308. A notice of revocation or withdrawal must specify the unitholder's name and the number of units being withdrawn.

SOLICITATION OF CONSENTS; SOLICITATION EXPENSES

         Votes of unitholders may be solicited by the management of the General Partners. Costs of solicitation will be paid by the Partnership. See "WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION -- Liquidation Expenses." The Partnership has retained MacKenzie Partners, Inc. as the consent solicitation agent. MacKenzie Partners will administer the delivery of information to unitholders. MacKenzie Partners will be paid regardless of the outcome of the vote.

EFFECT OF A FAILURE TO APPROVE THE LIQUIDATION

         If the Liquidation is not approved by the requisite number of units, then the Partnership will continue to operate as a legal entity with its assets and liabilities. The General Partners do not anticipate that they will take any steps to increase liquidity to the Partnership in the near term, and consistent with their fiduciary duties, will re-evaluate the market conditions periodically to examine other opportunities available to the Partnership's unitholders prior to the termination date of the Partnership set forth in the Partnership Agreement. There will be no change in its investment objectives, policies and restrictions, and the Partnership will continue to be operated in accordance with the terms of the Partnership Agreement. The General Partners cannot guaranty that continuing distributions from operations will remain at current levels, due primarily to the decline of the Partnership's asset base and expiration of leases in the near future.


                        =================================
                           INCORPORATION BY REFERENCE
                        =================================


         The following documents filed with the Commission by the Partnership (File No. 0-16836) pursuant to the Securities Exchange Act of 1934, as amended are incorporated by reference in this consent solicitation statement and are delivered herewith:

         1. JetStream's Annual Report on Form 10-K for the fiscal year ended December 31, 1998;

         2. JetStream's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999; and

         3. JetStream's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

         No persons have been authorized to give any information or to make any representations other than as contained in this consent solicitation statement in connection with the solicitations of consents for the Liquidation and, if given or made, such information or representations must not be relied upon as having been authorized by the Partnership. This consent solicitation statement does not constitute the solicitation of consent by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to any person to whom it is unlawful to make such solicitation. The delivery of this consent solicitation statement shall not under any circumstances create an implication that there has been any change in the affairs of the Partnership since the date hereof or that the information herein is correct as of any time subsequent to its date.

                         ==============================
                                   APPENDICES
                         ==============================



Appendix A -- Form of Plan of Liquidation and Dissolution
Appendix B -- Joint Marketing Agreement
Appendix C -- JetStream Annual Report on Form 10-K for the Year Ended
              December 31, 1998.
Appendix D -- JetStream Quarterly Report on Form 10-Q for the Period Ended
              March 31, 1999.
Appendix E -- JetStream Quarterly Report on Form 10-Q for the Period Ended
              June 30, 1999.

                                                                      APPENDIX A

                       PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                                 JETSTREAM, L.P.

                  This Plan of Liquidation and Dissolution (the "Plan") dated as of ______, 1999 of JetStream, L.P. (the "Partnership"), a limited partnership organized and existing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"), is for the purpose of effecting the complete liquidation and dissolution of the Partnership in accordance with the laws of the State of Delaware.

                  1. Intention of the General Partners. CIS Aircraft Partners, Inc., as the Managing General Partner, and Jet Aircraft Leasing, Inc., as the Administrative General Partner (collectively, the "General Partners"), believe that the liquidation and dissolution (the "Liquidation") of the Partnership at this time is in the best interest of the Partnership and the unitholders, as the beneficial owners of the limited partnership interests of the Partnership (the "Unitholders"). Therefore, the General Partners have submitted this Plan to the Unitholders for their consent to liquidate and dissolve the Partnership in accordance with Section 8.1.(a)(v) of the Limited Partnership Agreement of the Partnership dated October 16, 1987 (the "Partnership Agreement").

                  2. Effectiveness. The Plan shall be effective upon the approval hereof by the affirmative vote of Unitholders owning more than 50% of the outstanding units of the Partnership as required by the Partnership Agreement. Until such time as the Unitholders approve this Plan, the General Partners shall not take and shall not cause the Partnership to take, any of the actions, and shall not do or cause the Partnership to do, any of the things provided herein.

                  3. Dissolution. Upon the execution of this Plan by CIS Assignor L.P.A., Inc., as Assignor Limited Partner of the Partnership on behalf of the Unitholders, the Partnership is and shall be dissolved, without any further action by or on behalf of the Partnership, the Unitholders or the General Partners.

                  4. Winding Up. Upon the dissolution of the Partnership, the General Partners, as liquidators for the Partnership, shall sell all of the assets of the Partnership pursuant to the Joint Marketing Agreement, dated as of July 13, 1999, by and among each of the General Partners and the Partnership and shall apply the funds of the Partnership (including the proceeds of the sale of any other assets of the Partnership) to (i) the payment of the expenses of the sale of the assets of the Partnership, and the winding up, liquidation and termination of the Partnership; (ii) the expenses of preparation, filing and distribution of financial statements, tax returns, reports required under the Securities Exchange Act of 1934 (the "Exchange Act") and reports to Unitholders, including fees and expenses of accountants and lawyers; (iii) the payment of all income, sales, use, franchise, gross receipts, ad valorem, personal property and other taxes, imports, duties and governmental charges payable by the Partnership with respect to its income or operations through the time of its termination ("Taxes"), including Taxes with respect to the sale of the Partnership's assets; and (iv) the creation of reserves for any of the foregoing.

                  5. Liquidation. All assets and funds of the Partnership remaining after the payments provided for by paragraph 4, and any amounts reserved by the General Partners pursuant to clause (i) of paragraph 4 and determined by the General Partners to be in excess of the amounts required therefor, shall be distributed by the General Partners as follows: (i) to pay or make provision to pay all creditors of the Partnership, including Limited Partners and Unitholders in their capacity as creditors of the Partnership, if applicable; (ii) pay or make provision to pay the General Partners for any loans or advances made by either of them to the Partnership; (iii) pay the Unitholders the amount of their respective capital accounts on the date of distribution (the "Liquidating Distributions"); (iv) pay the General Partners the amounts of their respective adjusted capital accounts; and (v) pay the General Partners any accrued but unpaid fees, all in accordance with Section 8.2 of the Partnership Agreement.

                  6. Cancellation of Interests in the Partnership. Liquidating Distributions shall be made in complete cancellation of all of the Unitholders' interests in the Partnership.

                  7. Reports and Filings. In connection with the Liquidation and winding up of the Partnership, the General Partners shall cause to be executed and timely filed (i) with the office of the Secretary of State of Delaware, a Certificate of Cancellation canceling the Partnership's Certificate of Limited Partnership; (ii) with the Internal Revenue Service, all returns, reports, documents, certificates and other information required under the Internal Revenue Code of 1986, as amended, or applicable Treasury Department rules or regulations; (iii) with the appropriate authorities in any other tax jurisdiction, all returns, reports, documents, certificates and other information required under the laws of such jurisdictions; (iv) with the Securities Exchange Commission, any reports required under the Exchange Act, including a Form 15 terminating the registration of the Partnership under the Exchange Act; and (v) all reports required to be delivered to the Unitholders in accordance with Article IX of the Partnership Agreement.

                  8. Other Acts. The General Partners shall take, or cause the Partnership to take, such other acts and deeds and shall do, or cause the Partnership to do, such other things, as are necessary or appropriate in connection with the dissolution, winding up and Liquidation of the Partnership, the termination of the responsibilities and liabilities of the Partnership under applicable law, and the termination of the existence of the Partnership.

                  IN WITNESS WHEREOF, the parties hereto have made and executed this Plan as of the date first written above.

                                 CIS AIRCRAFT PARTNERS, INC.
                                 AS MANAGING GENERAL PARTNER
                                 OF JETSTREAM, L.P.


                                 --------------------------------
                                 BY:
                                 TITLE:


                                 JET AIRCRAFT LEASING, INC.
                                 AS ADMINISTRATIVE GENERAL PARTNER
                                 OF JETSTREAM, L.P.


                                 ---------------------------------
                                 BY:
                                 TITLE:


                                 CIS ASSIGNOR L.P.A., INC.
                                 AS ASSIGNOR LIMITED PARTNER OF
                                 JETSTREAM, L.P. ON BEHALF OF THE UNITHOLDERS


                                 ---------------------------------
                                 BY:
                                 TITLE:

                                                                      APPENDIX B

         THIS JOINT MARKETING AGREEMENT is entered into as of the 13th day of July, 1999 (the "Agreement") among CIS Aircraft Partners, Inc., a Delaware corporation ("CIS"), Jet Aircraft Leasing Inc., a Delaware corporation ("JAL"), and Jetstream L.P., a Delaware limited partnership ("Jetstream").

                              PRELIMINARY STATEMENT

         CIS and JAL (individually, each a "General Partner" and collectively the "General Partners") are respectively the managing general partner and the administrative general partner of Jetstream. The General Partners have determined that it is in the best interests of the limited partners and unitholders of Jetstream (collectively the "Investors") to approve a plan of liquidation and dissolution ("Plan of Liquidation and Dissolution") and wind up the affairs of Jetstream. In order to obtain the best price for the aircraft owned by Jetstream, a list of which is attached as Exhibit A (the "Aircraft"), the Aircraft need to be effectively marketed and sold. Given the familiarity of the General Partners with the Aircraft and the willingness of the General Partners to market and sell the assets for fees that are competitive with those that are commonly charged for such services, the General Partners have agreed to seek the approval of the Investors to have Jetstream engage the General Partners to market and sell the assets jointly.

         The parties hereto agree as follows:

         1. (a) The General Partners shall jointly market and sell the Aircraft.

            (b) Set forth on Exhibit B, attached hereto, are the respective duties to be performed by the General Partners with respect to the marketing and sale of the Aircraft.

            (c) For performing its duties set forth on Exhibit B, Jetstream shall pay a fee to CIS equal to 2% of the contract sale price of each Aircraft as and when sold.

            (d) For performing the duties set forth in Exhibit B, Jetstream shall pay a fee to JAL equal to 1% of the contract sale price for each Aircraft as and when sold.

            (e) Any fees payable hereunder shall be paid in immediately available funds at the closing of the sale of each Aircraft.

            (f) Jetstream shall reimburse the General Partners for their reasonable documented out of pocket expenses incurred in connection with the performance of their respective duties set forth on Exhibit B attached hereto.

         2. This Agreement shall be construed in accordance with the laws of the State of New York without reference to its conflict of law provisions and the obligations and remedies of the parties hereunder shall be determined in accordance with such laws.

         3. All notices shall be written and (i) mailed by certified mail, postage prepaid, return receipt requested or (ii) telecopied (upon telephone confirmation of receipt thereof) with a copy delivered by overnight courier and shall be deemed given upon actual receipt by the intended recipient as follows:

            (i)      If to CIS:            CIS Aircraft Partners, Inc.
                                           45 Broadway
                                           Suite 1105
                                           New York, New York 10006-3007
                                           Attention:        Mr. Michael Rosen
                                           Telephone:        (212) 771-1000
                                           Telecopier:       (212) 771-1100

            (ii)     If to JAL:            Jet Aircraft Leasing Inc.
                                           3 World Financial Center, 29th Floor
                                           New York, New York 10285
                                           Attention:        Mr. Michael Marron
                                           Telephone:        (212) 526-3085
                                           Telecopier:       (201) 508-4562
                                           with a copy to:

                                           Melissa Nathanson, Esq.
                                           c/o Jet Aircraft Leasing Inc.
                                           3 World Financial Center, 11th Floor
                                           New York, New York  10285
                                           Telephone:  (212) 526-9460
                                           Telecopier:  (212) 526-3713


            (iii)    If to Jetstream:      Jetstream, L. P.
                                           3 World Financial Center, 29th Floor
                                           New York, New York  10285
                                           Attention:  Ms. Andre Anderson
                                           Telephone:  (212) 526-3183
                                           Telecopier:  (212) 526-6399

         4. Each of the General Partners shall indemnify and hold Jetstream harmless against any loss, claim, cause of action, liability and expense, including reasonable attorney's fees, to the extent that such loss, claim, cause of action, liability or expense arises out of or is based on a claim by any broker, finder or other person who claims to have procured a purchaser solely or as a result of his dealings with such General Partner. Jetstream agrees that each General Partner's liability hereunder shall be limited to the amount of the fees received by such General Partner.

         5. The Agreement contains the entire agreement of the parties with respect to the sale and marketing of the Aircraft and no oral statement or prior written matter shall have any force or effect. No variation, modification or amendment of this Agreement shall be binding on the parties hereto unless and until set forth in a document executed by the parties hereto.

         6. Except for Section 1(f) which shall be effective and binding as of the date of the Agreement, the Agreement shall not be effective or binding until the Plan of Liquidation and Dissolution is approved by Investors holding more than 50% in interest of Jetstream.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                   CIS AIRCRAFT PARTNERS, INC.


                                   By: /s/ Michael Rosen
                                      ---------------------------------
                                       Name: Michael Rosen
                                       Title: Vice President


                                   JET AIRCRAFT LEASING INC.


                                   By: /s/ Michael Marron
                                      ---------------------------------
                                       Name: Michael Marron
                                       Title: President


                                   JETSTREAM, L.P.


                                   By: CIS AIRCRAFT PARTNERS, INC.
                                        as Managing General Partner


                                       By: /s/ Michael Rosen
                                          -----------------------------
                                           Name: Michael Rosen
                                           Title: Vice President


                                   By: JET AIRCRAFT LEASING INC.
                                       as Administrative General Partner


                                        By: /s/ Michael Marron
                                          -----------------------------
                                            Name: Michael Marron
                                            Title: President

                                    EXHIBIT A


                                                  AGE
                AIRCRAFT MODEL                  (YEARS)
                --------------                  -------
                MD-80 Series                      13
                B-737-200 ADV                     20
                B-737-200                         28
                B-737-200                         28
                B-727-200                         30

                                    EXHIBIT B

DUTIES OF CIS
-------------
         1. Prepare marketing materials and due diligence information for potential buyers.

         2. Identify potential buyers.

         3. Review and approve potential buyers identified by JAL.

         4. Jointly with JAL, analyze and evaluate bids received.

         5. Jointly with JAL, select winning bids.

         6. Negotiate sale agreements with potential buyers.

         7. Supervise the closing of each sale.

DUTIES OF JAL
-------------
         1. Review and approve marketing materials prepared by CIS.

         2. Identify potential buyers.

         3. Review and approve potential buyers identified by CIS.

         4. Jointly with CIS, analyze and evaluate bids received.

         5. Jointly with CIS, select winning bids.

         6. Review and approve sale agreements.

         7. Monitor CIS supervision of the closing of each sale.

                                                                      APPENDIX C


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

[ X ]           Annual Report Pursuant to Section 13 or 15(d) of
 ---                   the Securities Exchange Act of 1934
                   For the fiscal year ended December 31, 1998
                                             -----------------

                                       OR

[   ]         Transition Report Pursuant to Section 13 or 15(d) of
 ---                   the Securities Exchange Act of 1934
         For the transition period from                to
                                        --------------    --------------

                         Commission file number: 0-16836
                                                 -------

                                 JETSTREAM, L.P.
                                 ---------------
              Exact name of registrant as specified in its charter


           Delaware                                              84-1053359
           --------                                              ----------
State or other jurisdiction of                                 I.R.S. Employer
incorporation or organization                                 Identification No.

Attn.:  Andre Anderson,
----------------------
3 World Financial Center, 29th Floor, New York, New York            10285
--------------------------------------------------------            -----
Address of principal executive offices                             Zip code

Registrant's telephone number, including area code:  (212) 526-3183

Securities registered pursuant to Section 12(b) of the Act:  None

Securities registered pursuant to Section 12(g) of the Act:

              LIMITED PARTNERSHIP DEPOSITORY UNITS (the "Units")
              LIMITED PARTNERSHIP INTERESTS (underlying the Units)
              ----------------------------------------------------
                                 Title of Class


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                 Yes [ X ]   No
                                      ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ X ]
                              ---

State the aggregate market value of the voting stock held by non-affiliates of the registrant: Not applicable

                      DOCUMENTS INCORPORATED BY REFERENCE:

Prospectus of the registrant dated September 10, 1987, as filed pursuant to rule 424(c) of the Securities Act of 1933, as amended (Portions of Parts I, II, III and IV).

Annual Report to Unitholders for the year ended December 31, 1998 (Portions of Parts I, II, III & IV).

2

                                     PART I

Item 1. Business.

General Development of Business
-------------------------------
JetStream, L.P. (the "Partnership") is a limited partnership organized under the laws of the State of Delaware on April 16, 1987. The general partners of the Partnership (the "General Partners") are CIS Aircraft Partners, Inc. ("CAP"), the Managing General Partner, a Delaware corporation that is an affiliate of Continental Information Systems Corporation, and Jet Aircraft Leasing Inc., the Administrative General Partner, a Delaware corporation that is an affiliate of Lehman Brothers Inc. ("Lehman") (See Item 10).

Although the Partnership was organized on April 16, 1987, the Partnership conducted no activities and recognized no revenues, profits or losses prior to October 28, 1987, at which time the Partnership commenced operations. During the period between October 29, 1987 and November 4, 1987, the Partnership acquired for cash nine used commercial aircraft (together, the "Aircraft"). As of December 31, 1998, the Partnership had six of the nine original Aircraft remaining in its portfolio. For a description of the investments in the Aircraft, please refer to the Message to Investors and Note 4 to the financial statements of the Partnership's Annual Report to Unitholders for the year ended December 31, 1998, which is filed as an exhibit under Item 14 and incorporated herein by reference.

On September 10, 1987, the Partnership commenced an offering (the "Offering") on a "best efforts basis" of $97,900,000 of limited partnership depositary units ("Units"). The closing of the offering occurred on October 28, 1987, with a total of 4,895,005 Units being sold at a price of $20.00 per Unit, for a total of approximately $97,900,000. The net proceeds of the offering after payment of offering and organization costs and acquisition fees aggregated $85,747,510.

Narrative Description of Business
---------------------------------
The Partnership is engaged in the business of managing a portfolio of used commercial aircraft subject to triple net operating leases with commercial air carriers. The Partnership is required to dissolve and distribute all of its assets not later than December 31, 2027. The Partnership may reinvest the proceeds of sales of Aircraft occurring prior to November 4, 1998; thereafter, the net proceeds of sales of Aircraft will be distributed to the partners, after deductions of amounts necessary for working capital and certain reserves.

The Partnership's investment objectives are to:

      (1) generate quarterly cash distributions to holders of Units (the "Unitholders"), substantially tax-sheltered during the initial years of the Partnership's operations, initially at a rate of approximately 12%, subject to conditions stated in the prospectus pursuant to which the Units were offered and sold (the "Prospectus"), dated September 10, 1987;

      (2)  preserve and protect the value of the Partnership's assets.

The following table describes the Partnership's portfolio of aircraft as of December 31, 1998. This table provides certain operational statistics and estimated market values for the aircraft in the portfolio. The estimated market values of the Aircraft are affected by, and subject to future changes in a variety of factors, including, but not limited to, the Aircraft's usage, age and lease rate, the credit worthiness of the lessee, government noise and maintenance regulations and the supply and demand of aircraft in the market place with similar lift capacity. Reference is made to Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations of this Form 10-K and the Message to Investors and Note 4 to the Financial Statements of the Partnership's Annual Report to Unitholders for the year ended December 31, 1998, for additional information on the lease terms for each aircraft. Reference is also made to the Message to Investors section of the Partnership's Annual Report to Unitholders for the year ended December 31, 1998, for an overview of the aircraft leasing industry.

3

                                                           Estimated                                 Cumulative   Cumulative
Aircraft Model                 Acquisition    Net Book       Market        Lease          Noise       Flight         Flight
Year Delivered     Lessee        Cost(1)      Value(2)      Value(3)    Expiration(4)   Compliance    Cycles(5)     Hours(5)
----------------------------------------------------------------------------------------------------------------------------
MD-80 Series     Continental   $27,396,997   $ 4,392,835   $13,750,000       3/15/00     Stage 3        18,250       37,500
  1986

B-737-200 ADV    Delta         $15,222,609   $ 1,148,960   $ 3,573,800       9/30/99     Stage 2        38,900       57,840
  1979

B-737-200        Eastwind      $ 7,601,999   $   171,875   $   500,000      11/30/99     Stage 3        73,340       64,470
  1971

B-737-200        Eastwind      $ 7,601,999   $   171,875   $   500,000      11/30/99     Stage 2        72,600       64,490
  1971

B-727-200        (6)           $ 5,448,499   $         0   $   349,450           (6)     Stage 2        47,870       70,750
  1969

B-727-200        (6)           $ 5,448,499   $         0   $   349,450           (6)     Stage 2        47,060       69,450
  1969                         -----------   -----------   -----------

TOTALS                         $68,720,602   $ 6,085,544   $19,022,700
                               ===========   ===========   ===========

----------------------------------------------------------------------------------------------------------------------------
NOTES:

(1) Includes a 1.5% fee paid to the Managing General Partner at the acquisition of the Aircraft. Totals do not include aircraft which have been sold.

(2)  As of December 31, 1998.

(3) Estimated market values for the Aircraft are based upon annual independent appraisals, which are subject to a variety of assumptions. Additionally, there can be no assurance that the Partnership would receive an amount equal to the market value shown above upon the sale of any of the Aircraft.

(4)  Lease expiration dates do not include renewal options.

(5)  Data as of February 5, 1999.

(6) The Partnership's two B-727-200 aircraft were leased to TWA on a month-to-month basis until the third quarter of 1998. In September 1998, the General Partners negotiated new lease agreements with Sun Pacific International Inc., which leases are scheduled to commence pending completion of required maintenance on the aircraft. See Item 7 below for a discussion of the Sun Pacific lease agreements.

Aging Aircraft Maintenance - The Federal Aviation Administration (the "FAA"), acting on recommendations from industry trade groups, adopted a series of Airworthiness Directives ("AD's") for certain Boeing and McDonnell Douglas aircraft models. AD's are mandates requiring the airline to perform a specific maintenance task within a specified period of time. The FAA imposes strict requirements governing aircraft inspection and certification, maintenance, equipment requirements, corrosion control, noise levels and general operating and flight rules. In addition to mandating more intensive inspections of certain structural components, including the fuselage, wing and tail sections, certain of these AD's mandate that structural modifications to certain aircraft be completed within specified periods, generally not less than 48 months from the effective date of the relevant AD. Aircraft are generally subject to these structural modification requirements based on flight cycle, flight hour and chronological age thresholds.

4

Two of the Partnership's six Aircraft are subject to AD's mandating structural modification, specifically the two B-737 aircraft leased to Eastwind. AD's presently applicable to the Boeing aircraft owned by the Partnership require extensive repetitive inspections of such aircraft. There can be no assurance that such inspections will not lead to mandatory structural modifications similar to those noted above.

The Partnership's existing leases require the lessees to maintain the Partnership's aircraft in accordance with FAA approved maintenance programs during the lease term. At the end of the leases, each lessee is required to return the aircraft in airworthy condition, including compliance with all AD's for which action is mandated by the FAA during the lease term. Thus, certain of the modifications required by the new AD's may not be implemented by the Partnership's lessees prior to the expiration of the current leases since, in many cases, the relevant AD will not require action before the expiration of the lease term.

In negotiating future leases or in selling aircraft now owned by the Partnership, the Partnership may be required to bear some or all of the costs of compliance with future AD's or AD's that have been issued but which did not mandate action during the previous lessee's lease term or in respect of which the previous lessee failed to comply. The aggregate effect on the Partnership of compliance with these standards is not determinable at this time and will depend upon a variety of factors, including, but not limited to, the state of the commercial aircraft market, the extent of the AD, the availability of capable repair facilities and the effect, if any, that such compliance may have on the service lives of the affected aircraft. As described above, the cost to the Partnership of such compliance may be reduced to the extent that current or future lessees of the Partnership's aircraft effect such modifications under the terms of the current or future operating leases.

Aircraft Noise - Beginning in 1985, the FAA and various airport industry task forces released reports suggesting various alternatives for reducing the number of Stage 2 aircraft operating in the United States, including a proposed requirement to bring all aircraft operating in the United States into compliance with Stage 3 requirements in the 1990s or shortly thereafter. The FAA has categorized aircraft types according to engine noise decibel levels. Stage 1 aircraft, which have the highest noise level, are no longer allowed to operate from civil airports in the United States. Stage 2 aircraft meet current FAA requirements. Stage 3 aircraft are the most quiet and will be the future standard of all aircraft.

Effective November 6, 1990, Congress passed the Airport Noise and Capacity Act of 1990 (the "Act") which required the development of a National Noise Policy. On September 25, 1991, final regulations (the "Regulations") were announced and became effective immediately. The Regulations provide, among other things, phase-out and non-addition rules under which the number of Stage 2 aircraft operated by domestic carriers were limited to 75% of 1990 base levels by the end of 1994, 50% of 1990 base levels by the end of 1996, with further reductions to 25% of 1990 base levels by the end of 1998, and ultimately to 0% by December 31, 1999.

Several modification programs to hushkit or re-engine an aircraft to meet Stage 3 requirements have been announced, including programs for the B-727 and the B-737 series. Hushkitting is a procedure for retrofitting existing engines to comply with Stage 3 requirements. Re-engining is the replacement of existing engines with technologically-advanced engines complying with Stage 3 requirements. The decision whether to hushkit or re-engine an aircraft will depend upon a variety of factors, including, without limitation, the differential effects of the two approaches on the operating costs of the aircraft, the relative costs and feasibility of the two approaches and the General Partners' assessment of the remaining useful life and fair market value of the aircraft. Where available, hushkits currently cost up to $3.0 million per aircraft while the costs of re-engining programs are significantly higher. No assurances are possible in respect to the actual cost which the Partnership would be required to pay in order to effect a hushkit or re-engining modification as now available or as may be developed in the future.

Only two of the aircraft owned by the Partnership are Stage 3, the remainder are Stage 2 aircraft. The General Partners are currently negotiating an extension of the lease with Delta, which requires the hushkitting of the aircraft. Sun Pacific, under terms of the leases, is required to hushkit its two aircraft prior to December 31, 1999. One of the aircraft leased to Eastwind will not be hushkitted prior to the expiration of the lease. The General Partners will attempt to release this aircraft to an operator who will hushkit it, or they will sell the aircraft.

5

In addition to FAA activity in noise abatement, other countries have adopted or are considering adopting noise compliance standards which would have a similar effect of reducing the ability of an airline to operate Stage 2 aircraft in such jurisdictions. In 1989, the European Economic Community ("EEC") adopted a non-addition rule which directed each member country to pass the necessary legislation to prohibit airlines from adding Stage 2 aircraft to their fleets after November 1, 1990. The rule has specific exceptions for leased aircraft and does allow the continued use of Stage 2 aircraft which were in operation in EEC before November 1, 1990. The Partnership does not currently have any aircraft on lease to airlines outside the United States. EEC regulations currently proposed would require aircraft hushkitted to comply with Stage 3 requirements to register prior to April 1999.

Competition
-----------
The aircraft leasing industry is competitive and the success of any lessor is largely dependent upon the nature of the aircraft within its portfolio. The Partnership competes with aircraft manufacturers, distributors, airlines, leasing companies, financial institutions and other parties engaged in leasing, managing, and marketing aircraft. Such competitors may lease or sell aircraft at lower rates or prices than the Partnership and provide benefits, such as direct maintenance crews, and support services which the Partnership cannot provide. Competition may include certain affiliates of the General Partners.

Since the Partnership's aircraft are subject to operating leases, the Partnership will be required to re-lease or sell such aircraft after the expiration of the current lease terms. The General Partners' ability to renew leases or to sell the aircraft owned by the Partnership is dependent upon, among other factors: (a) general economic conditions and economic conditions affecting the airline industry in particular; (b) the current operating profile of the aircraft, encompassing the age of the aircraft and the number of hours and cycles flown and compliance with all issued AD's as well as the general maintenance conditions of the aircraft; (c) the current fleet plans of the major end-users of the aircraft type; (d) any costs required to refurbish aircraft and to reconfigure aircraft to comply with all issued AD's and to conform with similar aircraft within a potential lessee's fleet; (e) any cost required to conform the aircraft to future Stage 3 noise restrictions; (f) the availability to the lessee or potential lessee of other similar aircraft from the Partnership's competition; and (g) the ability of the Managing General Partner to effectively market the aircraft. It is possible that any future lease renewals might be at lower lease rates than the Partnership currently receives, adversely impacting revenue.

Employees
---------
The Partnership has no employees. The officers, directors and employees of the General Partners and their affiliates perform services on behalf of the Partnership. The General Partners are entitled to certain fees and reimbursement of certain out-of-pocket expenses incurred in connection with the performance of these management services. Reference is made to Note 7 to the Financial Statements of the Partnership's Annual Report to Unitholders for the year ended December 31, 1998, for a discussion of the fees and reimbursable expenses paid to the General Partners and their affiliates.


Item 2. Properties

Incorporated by reference to the Message to Investors section and Note 4 to the Financial Statements of the Partnership's Annual Report to Unitholders for the year ended December 31, 1998.


Item 3. Legal Proceedings

There are no material pending legal proceedings to which the General Partners or the Partnership is a party or to which its assets are subject.


Item 4. Submission of Matters to a Vote of Security Holders

No matter was submitted to a vote of security holders, through the solicitation of proxies or otherwise, during the fourth quarter of 1998.

6

                                     PART II

Item 5. Market for the Partnership's Limited Partnership
        Interests and Related Security Holders Matters

The Units represent the economic rights attributable to limited partnership interests in the Partnership.

There is no established public trading market for the purchase and sale of Units. As of December 31, 1998, the number of Unitholders was 6,847.

Per Unit cash distributions paid to the Limited Partners for the two years ended December 31, 1998 are presented in the table below.

                    First     Second       Third     Fourth
                  Quarter    Quarter     Quarter    Quarter       Total
                  -------    -------     -------    -------       -----

         1997     $  .244    $  .169     $  .275    $  .290     $  .978
         1998     $  .212    $  .222     $  .144    $  .151     $  .729

Future cash distributions will be determined on a quarterly basis after an evaluation of the Partnership's current and expected financial position.


Item 6. Selected Financial Data

For the years ended December 31,          1998          1997          1996          1995          1994
------------------------------------------------------------------------------------------------------
Rental Revenues                    $ 4,813,390   $ 5,037,980   $ 5,248,593   $ 4,837,439   $ 5,067,500
Total Expenses                       4,473,009     4,117,718     4,884,852     5,669,154     5,977,244
Net Income (Loss)                      444,902     1,149,074       687,834      (170,290)     (783,993)
Net Income (Loss) per
  Limited Partnership Unit(1)              .09           .23           .14         (0.03)        (0.16)
Total Assets                         7,989,525    11,507,572    15,107,551    18,936,402    23,457,496
Partners' Capital                    6,466,304     9,625,851    13,316,748    17,492,977    21,939,577
Net Cash Provided by
  Operating Activities               4,012,891     5,212,862     4,150,326     4,282,201     6,301,101
Cash Distributions per Unit(1)(2)          .73           .98           .98           .87          1.00
------------------------------------------------------------------------------------------------------

(1)  4,895,005 units outstanding
(2) Distribution amounts are reflected in the year for which they are declared. The Partnership's fourth quarter cash distribution is usually paid in late January or early February of the following year.


Item 7. Management's Discussion and Analysis of Financial
        Conditions and Results of Operations

Liquidity and Capital Resources
As of December 31, 1998, four of the Partnership's six aircraft were on-lease. Two aircraft were on-lease to Eastwind Airlines ("Eastwind"), one aircraft was on-lease to Delta Air Lines, Inc. ("Delta") and one aircraft was on-lease to Continental Airlines ("Continental"). The remaining two aircraft were leased to TWA on a month-to-month basis until the third quarter of 1998. The General Partners have negotiated new lease agreements with Sun Pacific International, Inc. ("Sun Pacific"), which leases are currently pending completion of required maintenance on the aircraft, as discussed below.

7

The Partnership's two 737-200 non-advanced aircraft are currently on-lease to Eastwind. Under the terms of the lease agreements, which expire on November 30, 1999, Eastwind is required to pay the Partnership a monthly lease rate of $35,000 per aircraft. In addition, the airline is required to pay the Partnership an airframe maintenance charge based on usage. Eastwind is delinquent on rental payments and maintenance reserves totaling $583,453 and has contacted the General Partners to renegotiate the terms of its lease. In light of this development, the Partnership established an allowance of $533,453 at December 31, 1998 against this receivable. The Partnership has security deposits in the amount of $50,000 from Eastwind. The General Partners will aggressively pursue all remedies available to the Partnership with respect to the collection of these receivables.

The lease with Delta for the Partnership's 737-200 advanced aircraft expires in September 1999. In accordance with the terms of the lease agreement, Delta pays the Partnership a monthly lease rate of $80,000.

Continental makes monthly lease payments to the Partnership of $180,000. The lease with Continental was originally scheduled to expire in March 1998. Continental extended its lease through March 1999, and in October 1998, it exercised its second option to renew this lease through March 2000, with the remaining terms of the lease unchanged.

The Partnership's two remaining 727-200 non-advanced aircraft were leased on a month-to-month basis by TWA at a monthly lease rate of $32,500. TWA terminated its leases on these aircraft and returned one plane in July 1998 and another in September 1998. In accordance with the lease agreement, TWA was to have performed certain required maintenance prior to returning the aircraft. In lieu of having TWA perform this maintenance, the Partnership agreed to receive payments of $360,656 and $360,792 for each respective aircraft from TWA, plus a commitment from TWA for up to an additional $200,000 per aircraft, if supported by legitimate maintenance costs.

In September 1998, the Partnership entered into two lease agreements with Sun Pacific for the two 727-200 non-advanced aircraft which were previously leased to TWA. Pursuant to the terms of the lease agreements, Sun Pacific is required to pay the Partnership a monthly lease rate of $64,042 per aircraft commencing upon the completion of certain required maintenance on the aircraft. In addition, the airline is required to pay the Partnership a maintenance charge based on usage. The aircraft were delivered to Sun Pacific with an assignment of the above described maintenance payments of $360,656 and $360,792 received from TWA. The Partnership agreed to assign these funds in order for Sun Pacific to perform required maintenance on the aircraft. As of December 31, 1998, the maintenance on the aircraft had not been completed, and no funds had been collected pursuant to the terms of the leases.

At December 31, 1998, the Partnership had unrestricted cash and cash equivalents of $1,853,981, compared to $2,131,335 at December 31, 1997. The decrease is primarily attributed to Eastwind being delinquent on rental payments and maintenance reserves.

At December 31, 1998, the Partnership had a rent receivable balance (net of allowance for doubtful accounts) totaling $50,000, compared to $79,053 at December 31, 1997. The 1998 balance represents amounts owed by Eastwind in excess of the $533,453 allowance established by the Partnership, as discussed above.

Accounts payable and accrued expenses totaled $635,127 at December 31, 1998 as compared to $307,831 at December 31, 1997. The increase is primarily attributable to deferred management fees.

During the year ended December 31, 1998, the Partnership paid distributions to the Unitholders for the period from October 1, 1997 to December 31, 1998 and for the first three quarters of 1998, in the amounts of $1,419,551 and $2,827,791, respectively, which represent approximately $.29 and approximately $.58 per Unit, respectively. At December 31, 1998, the Partnership had a distribution payable to Unitholders of $740,613 or approximately $.15 per Unit. This amount reflects the 1998 fourth quarter cash distribution paid on March 4, 1999, which was primarily funded from cash flow from operations.

Future cash distributions will be determined on a quarterly basis after an evaluation of the Partnership's current and expected financial position.

8

Market Risk
Interest rate risk comprises the Partnership's principal market risk exposure. The Partnership has no long-term debt and its aircraft are unencumbered by debt. Accordingly, the Partnership's interest risk exposure is primarily limited to interest earned on the Partnership's cash and cash equivalents, which are invested at short-term rates. Such risk is not considered material to the Partnership's operations.

Year 2000 Initiatives
The Year 2000 compliance issue concerns the ability of computerized information systems to accurately calculate, store or use a date after 1999. This could result in computer system failures or miscalculations causing disruptions of operations. The Year 2000 issue affects almost all companies and organizations.

As the owner and lessor of commercial aircraft, the Partnership's most significant Year 2000 issues relate to systems concerns with respect to the airworthiness of the aircraft. It is the responsibility of the lessees to comply with any Airworthiness Directives or other manufacturer recommended maintenance necessary to meet Year 2000 requirements, and the costs of such maintenance, if any, are to be borne by the lessee. Non-compliance by the lessee could impact its ability to operate the aircraft, and could affect its ability to meet the terms of its lease. The Partnership's lessees also face the potential risk of non-compliance by the air traffic control systems in the areas in which the aircraft operate. A disruption in any of the air traffic control systems could cause disruption to the lessee's operations, which may adversely affect their ability to generate revenue and meet the terms of their leases. The Partnership is unable to assess the likelihood or the potential cost to the Partnership of such disruption.

Other potential Year 2000 issues relate primarily to outside vendors which provide the Partnership's administrative services including accounting, tax preparation and transfer agent services. Such services are reliant on computer systems, software products and equipment which may or may not be Year 2000 compliant. It is anticipated that the cost of vendor compliance with Year 2000 problems will be borne primarily by vendors. Although it is not possible at present to give an estimate of the cost of this work to the Partnership, the General Partner does not expect such costs to have a material adverse impact on the Partnership's long term results of operations.

Results of Operations
Substantially all of the Partnership's revenue was generated from the leasing of the Partnership's Aircraft to commercial airlines under triple net operating leases. The balance of the Partnership's revenue during 1998 consisted of interest and other income.

1998 compared to 1997
---------------------
For the year ended December 31, 1998, the Partnership generated net income in the amount of $444,902, compared to net income of $1,149,074 in fiscal 1997. The decrease in net income is primarily attributable to the establishment of an allowance for doubtful accounts on Eastwind's receivable balance, and a decrease in rental income as a result of the Partnership's two 727-200 aircraft being off lease for several months during 1998. Such amounts were partially offset by a decrease in operating expenses during 1998.

Rental income for the year ended December 31, 1998 was $4,813,390, compared to $5,037,980 in fiscal 1997. The decrease in rental income is primarily a result of the Partnership's two 727-200 aircraft being off lease following the expiration of the leases with TWA in July and September. This decrease was partially offset by an increase in rental income from the two aircraft leased by Eastwind which were not operated on a daily basis for the first two months of 1997 because of maintenance-related issues, including the installation of a hushkit on one aircraft.

Interest income for the year ended December 31, 1998 totaled $104,393, compared to $129,090 for the corresponding period in 1997. The decrease is primarily due to a decrease in the Partnership's invested cash balance during the 1998 period.

Other income totaled $128 for the year ended December 31, 1998, compared to $99,722 for the year ended December 31, 1997. The decrease primarily represents payment received from USAirways, Inc. ("USAir") during 1997 for the settlement and release of claims relating to the lease and maintenance of the Boeing 737-200 aircraft, previously on lease with USAir.

Management fees totaled $387,675 for the year ended December 31, 1998 compared with $447,868 for the year ended December 31, 1997. The decrease primarily reflects lower management fees related to the aircraft currently on-lease to Eastwind.

9

General and Administrative expenses totaled $334,335 for the year ended December 31, 1998 compared with $230,295 in fiscal 1997. The increase is primarily due to consulting and other professional fees related to the re-leasing of the aircraft formerly leased to TWA, and to a lesser extent, higher partnership administrative servicing costs.

Operating expenses for the year ended December 31, 1998 totaled $5,906, compared to $227,905 for the 1997 period. The 1997 balance is primarily attributable to non-recurring operating expenses associated with repair and maintenance work completed on the two aircraft on-lease to Eastwind.

Bad debt expense for the year ended December 31, 1998 totaled $533,453, which amount was used to establish an allowance for delinquent rental payments and maintenance reserves due under Eastwind's leases.

1997 compared to 1996
---------------------
For the twelve months ended December 31, 1997, the Partnership generated net income in the amount of $1,149,074, compared to income of $687,834 for the corresponding period in 1996. The increase in net income is primarily attributable to a decrease in depreciation expense, which was partially offset by a decrease in rental income and increases in all other expenses. Additionally, net income for the 1996 period includes a $130,000 gain on the August 1996 sale of the 737-200 aircraft formerly on lease to Eastwind.

Rental income for the twelve months ended December 31, 1997 was $5,037,980, compared to $5,248,593 for the corresponding period in 1996. The decrease in rental income is primarily due to the fact that the two aircraft leased by Eastwind were not being operated on a daily basis for the first two months of 1997 because of maintenance-related issues, including the installation of a hushkit on one aircraft.

Other income totaled $99,722 for the twelve months ended December 31, 1997, compared to $43,353 for the corresponding period in 1996. The increase primarily represents payment received from USAirways, Inc. ("USAir") for the settlement and release of claims relating to the lease and maintenance of the Boeing 737-200 aircraft, previously on lease with USAir. The balance of $43,353 at December 31, 1996 reflects a payment received by the Partnership as settlement of an administrative claim by the Partnership against Pan American World Airways, Inc. ("Pan Am") which was filed in Bankruptcy Court in 1992. The Partnership was seeking to recover certain rent and maintenance costs associated with Pan Am's failure to comply with the return provisions of its lease.

Interest income for the twelve months ended December 31, 1997 totaled $129,090, compared to $150,740 for the corresponding period in 1996. The decrease is primarily due to a decrease in the Partnership's invested cash balance during the 1997 period.

Depreciation expense for the twelve months ended December 31, 1997 totaled $3,211,650, compared to $4,076,214 for the corresponding period in 1996. The decrease is primarily attributable to the full depreciation of Eastwind's aircraft N220US and N221US as of December 31, 1996.

General and Administrative expenses at December 31, 1997 totaled $230,295 as compared with $192,656 at December 31, 1996. During the 1997 period, certain expenses incurred by an unaffiliated third party service provider in servicing the Partnership, which were voluntarily absorbed by affiliates of Jet Aircraft Leasing Inc. in prior periods, were reimbursable to Jet Aircraft Leasing Inc. and its affiliates.

Operating expenses for the twelve months ended December 31, 1997 totaled $227,905, compared to $194,231 for the corresponding period in 1996. The increase is primarily attributable to maintenance and repairs on the aircraft leased by Eastwind.


Item 8. Financial Statements and Supplementary Data

Incorporated by reference to the Partnership's Annual Report to Unitholders for the year ended December 31, 1998.

10

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.


                                    PART III

Item 10. Directors and Executive Officers of the Partnership

The Partnership has no officers or directors. The General Partners jointly manage and control the affairs of the Partnership and have general responsibility and authority in all matters affecting its business. Information concerning the directors and executive officers of the General Partners are as follows:

      Jet Aircraft Leasing Inc.
      -------------------------

      Name                       Office
      ----                       ------
      Rocco F. Andriola          Director
      Michael T. Marron          Director, President and Chief Financial Officer
      William T. McDermott       Vice President

Certain officers and directors of Jet Aircraft Leasing, Inc. are now serving (or in the past have served) as officers or directors of entities which act as general partners of a number of limited partnerships which have sought protection under the provisions of the Federal Bankruptcy Code. Those partnerships sought the protection of the bankruptcy laws to protect the partnerships' assets from loss through foreclosure.

Rocco F. Andriola, 40, is a Managing Director of Lehman Brothers in its Diversified Asset Group and has held such position since October 1996. Since joining Lehman in 1986, Mr. Andriola has been involved in a wide range of restructuring and asset management activities involving real estate and other direct investment transactions. From June 1991 through September 1996, Mr. Andriola held the position of Senior Vice President in Lehman's Diversified Asset Group. From June 1989 through May 1991, Mr. Andriola held the position of First Vice President in Lehman's Capital Preservation and Restructuring Group. From 1986 to 1989, Mr. Andriola served as a Vice President in the Corporate Transactions Group of Shearson Lehman Brothers' office of the general counsel. Prior to joining Lehman, Mr. Andriola practiced corporate and securities law at Donovan Leisure Newton & Irvine in New York. Mr. Andriola received a B.A. from Fordham University, a J.D. from New York University School of Law, and an LL.M in Corporate Law from New York University's Graduate School of Law.

Michael T. Marron, 35, is a Vice President of Lehman Brothers and has been a member of the Diversified Asset Group since 1990 where he has actively managed and restructured a diverse portfolio of syndicated limited partnerships. Prior to joining Lehman Brothers, Mr. Marron was associated with Peat Marwick Mitchell & Co. serving in both its audit and tax divisions from 1985 to 1989. Mr. Marron received his B.S. degree from the State University of New York at Albany and an MBA from Columbia University.

William T. McDermott, 35, is a Vice President of Lehman Brothers and has been a member of the Diversified Asset Group since 1998. Mr. McDermott joined Lehman Brothers in 1993 and held various positions within the firm before joining the Diversified Asset Group. Prior to joining Lehman Brothers, Mr. McDermott was a financial analyst with Cantor Fitzgerald Inc. from 1991 - 1993 and was associated with Arthur Andersen & Co. serving in both its audit and bankruptcy consulting divisions from 1985 to 1991. Mr. McDermott received his B.B.A. degree from the University of Notre Dame and is a Certified Public Accountant.

      CIS Aircraft Partners, Inc.
      ---------------------------

      Name                       Office
      ----                       ------
      Thomas J. Prinzing         Director and President
      Robin A. Konicek           Vice President

11

As reported on the Partnership's Report on Form 8-K, dated February 28, 1989, on Friday, January 13, 1989, Continental Information Systems Corporation, and certain of its subsidiaries, including CIS Corporation, filed voluntary petitions for reorganization under Chapter 11 of the Federal Bankruptcy Code. As described below, various directors and executive officers of CAP hold similar positions for Continental Information Systems Corporation, CIS Corporation and such subsidiaries.

On November 29, 1994, the Bankruptcy Court for the Southern District of New York confirmed the Trustee's Proposed Joint Plan of Reorganization. The approved Plan became effective on December 21, 1994. As a result of the reorganization, the Directors and Officers of CAP resigned from and took on various directorships for Continental Information Systems Corporation, CIS Corporation, and their subsidiaries.

Thomas J. Prinzing, 53, is President of CIS Aircraft Partners, Inc. since 1991. Mr. Prinzing, a Certified Public Accountant, received a Bachelor of Commerce degree from the University of Windsor.

Robin A. Konicek, 42, is a Vice President of CIS Aircraft Partners, Inc. and is responsible for domestic and international aircraft marketing. She has been active in the financing, trading and management of aircraft since 1982. Prior to joining CIS in 1986, Ms. Konicek was a Vice President of Crocker Bank Airlines and Aerospace Group, with major responsibility for developing the U.S. market. She holds an A.B. from Stanford University and an M.B.A. from the University of California, Los Angeles.


Item 11. Executive Compensation

No compensation was paid by the Partnership to the officers and directors of the General Partners. See Item 13 below for a description of the compensation and fees paid to the General Partners and their affiliates by the Partnership.


Item 12. Security Ownership of Certain Beneficial Owners and Management

(a) Security ownership of certain beneficial owners As of the date hereof, no person is known by the Partnership to be the beneficial owner of more than five percent of the Units of the Partnership.

(b) Security ownership of management The Partnership has no directors or officers, and neither of the General Partners of the Partnership owns any Units. The Assignor Limited Partners for the Partnership, CIS Assignor L.P.A., Inc. (an affiliate of CIS), owns 5 Units.

     None of the directors or officers of the General Partners owned any Units as of December 31, 1998.

(c) Changes in control Other than as described herein, the Partnership knows of no arrangements, the operation of the terms of which may at a subsequent date result in a change in control of the Partnership.


Item 13. Certain Relationships and Related Transactions.

The General Partners and their affiliates received or will receive certain types of compensation, fees, or other distributions in connection with the operation of the Partnership. The fees and compensation were not determined by, and may not necessarily reflect, arm's length negotiations. None of the officers and directors of the General Partners received any compensation from the Partnership. During 1998 and 1997, certain expenses incurred by an unaffiliated third party service provider in servicing the Partnership, which were voluntarily absorbed by affiliates of Jet Aircraft Leasing, Inc. in prior periods, were reimburseable to Jet Aircraft Leasing Inc. and its affiliates. For additional information on fees paid to the General Partners and affiliates, refer to Note 7 of the Notes to the Financial Statements of the Partnership's Annual Report to Unitholders for the year ended December 31, 1998.

12

                                     PART IV

Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K.

(a)  1.  Financial Statements:

                                                                           Page
                                                                          Number
                                                                          ------

         Balance Sheets - December 31, 1998 and 1997........................(1)

         Statements of Partners' Capital (Deficit) -
         For the years ended December 31, 1998, 1997 and 1996...............(1)

         Statements of Operations -
         For the years ended December 31, 1998, 1997and 1996................(1)

         Statements of Cash Flows -
         For the years ended December 31, 1998, 1997 and 1996...............(1)

         Notes to the Financial Statements..................................(1)

         Report of Independent Public Accountants...........................(1)

         (1) Incorporated by reference to the Partnership's Annual Report to Unitholders for the year ended December 31, 1998.

     2.  Financial Statement Schedules
         Schedule II Valuation and Qualifying Accounts

     3.  Exhibits

         (3) Articles of Incorporation and bylaws (Incorporated by reference to the Partnership's Prospectus filed with the Commission on April 17, 1987.)

         (4) Depositary Agreement (Incorporated by reference to Exhibit 4.5 to the Partnership's Registration Statement on Form S-1 filed with the Commission on April 17, 1987.)

         (10) Escrow Agreement (Incorporated by reference to Exhibit 10.12 to the Partnership's Registration Statement on Form S-1 filed with the Commission on April 17, 1987.)

         (13) Annual Report to Unitholders for the year ended December 31, 1998.

         (27) Financial Data Schedule

(b) The Partnership filed no current reports on Form 8-K during the last quarter of the period covered by this Report.

13

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             JETSTREAM, L.P.

                             BY: Jet Aircraft Leasing Inc.
                                 Administrative General Partner


Date:  March 29, 1999            BY:    /s/Michael T. Marron
                                        --------------------
                                 Name:  Michael T. Marron
                                 Title: Director, President and
                                        Chief Financial Officer



                             BY: CIS Aircraft Partners, Inc.
                                 Managing General Partner


Date:  March 29, 1999            BY:    /s/Thomas J. Prinzing
                                        ---------------------
                                 Name:  Thomas J. Prinzing
                                 Title: Director and President

14

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                         BY: CIS Aircraft Partners, Inc.
                             A General Partner


Date:  March 29, 1999        BY:    /s/Thomas J. Prinzing
                                    ---------------------
                             Name:  Thomas J. Prinzing
                             Title: Director and President


Date:  March 29, 1999        BY:    /s/Robin A. Konicek
                                    -------------------
                             Name:  Robin A. Konicek
                             Title: Vice President

15

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



                             JET AIRCRAFT LEASING INC.
                             A General Partner


Date:  March 29, 1999        BY:    /s/Rocco F. Andriola
                                    --------------------
                             Name:  Rocco F. Andriola
                             Title: Director


Date:  March 29, 1999        BY:    /s/Michael T. Marron
                                    --------------------
                             Name:  Michael T. Marron
                             Title: Director, President and
                                    Chief Financial Officer


Date:  March 29, 1999        BY:    /s/William T. McDermott
                                    -----------------------
                             Name:  William T. McDermott
                             Title: Vice President

                                   EXHIBIT 13

                                 JetStream, L.P.
                               1998 Annual Report

--------------------------------------------------------------------------------
                                 JETSTREAM, L.P.
--------------------------------------------------------------------------------



        JetStream, L.P. commenced operations in 1987 and was formed to acquire used commercial aircraft subject to triple net operating leases with commercial airlines. Since inception, limited partners have received cash distributions totaling approximately $17.05 per $20.00 Unit. The following table provides the quarterly cash distributions per Unit paid by the Partnership for the years ended December 31, 1998 and 1997.



                  Quarter Declared            1998        1997
                  --------------------------------------------
                  First Quarter             $ .212      $ .244
                  Second Quarter              .222        .169
                  Third Quarter               .144        .275
                  Fourth Quarter              .151        .290
                                            ------      ------
                  Total                     $ .729      $ .978
                  ============================================



                                    Contents

                   1  Message to Investors

                   3  Financial Statements

                   6  Notes to the Financial Statements

                  11  Report of Independent Public Accountants

1

--------------------------------------------------------------------------------
                              MESSAGE TO INVESTORS
--------------------------------------------------------------------------------


Presented for your review is the 1998 Annual Report for JetStream, L.P. (the "Partnership"). This message includes an overview of conditions in the airline and aircraft leasing industries, an update on the Partnership's portfolio of aircraft, and highlights of the Partnership's financial results. Also provided are the Partnership's audited financial statements for the year ended December 31, 1998.

Industry Overview
The United States airline industry continued to perform well in 1998 as the economy continued its strong growth this past year. The number of passengers traveling within the United States increased by approximately 5%, which in turn led to an increase in revenues. This increase was tempered somewhat by recent fare reductions, but overall, net income for most airlines increased in 1998. Forecasts are for continued growth in this industry.

However, future opportunities for leasing Stage 2 aircraft, such as the Partnership's, are likely to be restricted due to the implementation of noise compliance regulations developed in accordance with the Airport Noise and Capacity Act of 1990, requiring airlines to reduce the number of older aircraft in their fleets. These regulations specify, among other things, phase-out and non-addition rules under which the number of Stage 2 aircraft operated by domestic carriers are limited to 25% of 1990 base levels by the end of 1998 and ultimately to 0% by December 31, 1999. The scheduled phase-out of Stage 2 aircraft combined with the prolonged difficulties in the airline industry during the early 1990's has had a substantial impact on residual aircraft values of Stage 2 aircraft. An update on the status of hushkitting the Partnership's Stage 2 planes is discussed below.

Portfolio Update
Information on the lease status of each aircraft follows:

MD-80 Series Aircraft - The lease agreement with Continental Airlines ("Continental") for the Partnership's MD-80 Series aircraft was scheduled to expire in March 1999. In October 1998, Continental exercised its option to renew this lease through March 2000 with the remaining lease terms unchanged. The lease requires Continental to make monthly payments of $180,000. This is a Stage 3 aircraft which meets the noise compliance guidelines set by the Federal Aviation Administration (the "FAA").

737-200 Advanced Aircraft - The lease with Delta Air Lines ("Delta") for the Partnership's 737-200 advanced aircraft expires in September 1999. Pursuant to the lease terms, Delta makes monthly payments of $80,000. We are currently negotiating an extension of this lease with Delta which would also require Delta to hushkit the plane.

737-200 Non-advanced Aircraft - The Partnership's two 737-200 non-advanced aircraft are currently on-lease to Eastwind. Under the terms of the lease agreements which expire on November 30, 1999, Eastwind is required to pay the Partnership monthly $35,000 per aircraft. In addition, the airline is required to pay the Partnership an airframe maintenance charge based on usage. As discussed in previous reports, Eastwind is delinquent on rental payments and maintenance reserves totaling $583,453 and has contacted the General Partners to renegotiate the lease terms. In light of this development, the Partnership established a reserve in 1998 for bad debts in the amount of $533,453. The General Partners will aggressively pursue all appropriate remedies available to the Partnership with respect to the collection of these rental payments. One of the Eastwind aircraft has been hushkitted and now meets the FAA's noise compliance guidelines. The other aircraft will not be hushkitted prior to the expiration of its lease. We will attempt to either re-lease the aircraft to an operator who will hushkit it or sell the aircraft.

2

727-200 Non-advanced Aircraft - In September 1998, the Partnership entered into two lease agreements with Sun Pacific for the two 727-200 non-advanced aircraft which were previously leased to TWA. Pursuant to the lease terms, Sun Pacific is required to pay the Partnership monthly $64,042 per aircraft and a maintenance charge based on usage commencing upon the completion of certain required maintenance on the aircraft to be funded by TWA. The aircraft were delivered to Sun Pacific with an assignment of the maintenance payments of $360,656 and $360,792, respectively, received from TWA. The Partnership agreed to assign these funds in order for Sun Pacific to perform the required maintenance on the aircraft. As of December 31, 1998, the maintenance on the aircraft had not been completed, and no funds had been collected pursuant to the terms of the leases. Sun Pacific is required to hushkit the aircraft prior to December 31, 1999.

Financial Highlights
Provided below is a review of Partnership operations for the year ended December 31,

                                                       1998         1997
------------------------------------------------------------------------
Rental Income                                    $4,813,390   $5,037,980
Total Expenses                                    4,473,009    4,117,718
Net Income                                          444,902    1,149,074
Net Cash provided by Operating Activities         4,012,891    5,212,862
------------------------------------------------------------------------

o Rental income decreased primarily as a result of the Partnership's two 727-200 aircraft being off-lease following expiration of the leases with TWA.

o The increase in total expenses is primarily due to the establishment of a reserve in 1998 for the amounts due from Eastwind.

o The decreases in net income and net cash provided by operating activities are attributable primarily to the establishment of a reserve for the amounts due from Eastwind and the decrease in rental income.

General Information
As you are probably aware, several unaffiliated third parties have commenced tender offers to purchase Units of the Partnership at prices that are below the Partnership's estimate of the net asset value per Unit. In response, we have recommended that Limited Partners reject these offers since we believe that they do not reflect the underlying value of the Partnership's assets.

Summary
We will continue our efforts to effectively manage the Partnership's aircraft. It should be noted, however, that since the total return from your investment in the Partnership relies upon the aircrafts' ultimate selling prices, declines in residual values in recent years have impacted your investment. We will update you on the status of the Partnership's operations in future correspondence. In the interim, questions regarding the Partnership should be directed to your Financial Consultant or Partnership Investor Services. All requests for a change of address should be submitted in writing to the Partnership's administrative agent at P.O. Box 7090, Troy, MI 48007-7090. Partnership Investor Services can be reached at 617-342-4225, and the Partnership's administrative agent can be reached at 248-637-7900.

Very truly yours,

Jet Aircraft Leasing Inc.                      CIS Aircraft Partners, Inc.
A General Partner                              A General Partner


Michael T. Marron                              Thomas J. Prinzing
President                                      President

March 29, 1999

3

JETSTREAM, L.P.

-------------------------------------------------------------------------------------
BALANCE SHEETS
                                                     At December 31,   At December 31,
                                                               1998              1997
-------------------------------------------------------------------------------------
Assets
  Aircraft, at cost:                                   $ 25,987,000      $ 25,987,000
  Less accumulated depreciation                         (19,901,456)      (16,689,816)
                                                       ------------------------------
                                                          6,085,544         9,297,184

  Cash and cash equivalents                               1,853,981         2,131,335
  Rent receivable (net of allowance for doubtful
    accounts of $533,453 in 1998)                            50,000            79,053
-------------------------------------------------------------------------------------
      Total Assets                                     $  7,989,525      $ 11,507,572
=====================================================================================
Liabilities and Partners' Capital
Liabilities:
  Accounts payable and accrued expenses                $    635,127      $    307,831
  Distribution payable                                      748,094         1,433,890
  Deferred revenue                                           90,000            90,000
  Security deposit                                           50,000            50,000
                                                       ------------------------------
      Total Liabilities                                   1,523,221         1,881,721
                                                       ------------------------------
Partners' Capital (Deficit):
  General Partners                                         (912,047)         (880,452)
  Limited Partners (4,895,005 units outstanding)          7,378,351        10,506,303
                                                       ------------------------------
      Total Partners' Capital                             6,466,304         9,625,851
-------------------------------------------------------------------------------------
      Total Liabilities and Partners' Capital          $  7,989,525      $ 11,507,572
=====================================================================================



-------------------------------------------------------------------------------------
STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
For the years ended December 31, 1998, 1997, and 1996
                                              General         Limited
                                             Partners        Partners           Total
-------------------------------------------------------------------------------------
Balance at December 31, 1995                $(803,082)    $18,296,059     $17,492,977
Net income                                      6,878         680,956         687,834
Distributions                                 (47,340)     (4,816,723)     (4,864,063)
-------------------------------------------------------------------------------------
Balance at December 31, 1996                 (843,544)     14,160,292      13,316,748
Net income                                     11,491       1,137,583       1,149,074
Distributions                                 (48,399)     (4,791,572)     (4,839,971)
-------------------------------------------------------------------------------------
Balance at December 31, 1997                 (880,452)     10,506,303       9,625,851
Net income                                      4,449         440,453         444,902
Distributions                                 (36,044)     (3,568,405)     (3,604,449)
-------------------------------------------------------------------------------------
Balance at December 31, 1998                $(912,047)    $ 7,378,351     $ 6,466,304
=====================================================================================

See accompanying notes to the financial statements.

4

JETSTREAM, L.P.

-------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the years ended December 31,
                                                 1998            1997            1996
-------------------------------------------------------------------------------------
Income
Rental                                     $4,813,390      $5,037,980      $5,248,593
Interest                                      104,393         129,090         150,740
Other                                             128          99,722          43,353
                                           ------------------------------------------
      Total Income                          4,917,911       5,266,792       5,442,686
-------------------------------------------------------------------------------------
Expenses
Depreciation                                3,211,640       3,211,650       4,076,214
Management fees (Note 7)                      387,675         447,868         421,751
General and administrative                    334,335         230,295         192,656
Operating                                       5,906         227,905         194,231
Bad debts                                     533,453              --              --
                                           ------------------------------------------
      Total Expenses                        4,473,009       4,117,718       4,884,852
-------------------------------------------------------------------------------------
Income from Operations                        444,902       1,149,074         557,834
-------------------------------------------------------------------------------------
Other Income
Gain on sale of aircraft and
engine (Note 5)                                    --              --         130,000
-------------------------------------------------------------------------------------
      Net Income                           $  444,902      $1,149,074      $  687,834
=====================================================================================
Net Income Allocated:
To the General Partners                    $    4,449      $   11,491      $    6,878
To the Limited Partners                       440,453       1,137,583         680,956
-------------------------------------------------------------------------------------
                                           $  444,902      $1,149,074      $  687,834
=====================================================================================
Per limited partnership unit
(4,895,005 outstanding)                        $ 0.09          $ 0.23          $ 0.14
-------------------------------------------------------------------------------------

See accompanying notes to the financial statements.

5

JETSTREAM, L.P.

-------------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS
For the years ended December 31,
                                                 1998            1997            1996
-------------------------------------------------------------------------------------
Cash Flows From Operating Activities
Net Income                                $   444,902     $ 1,149,074     $   687,834
Adjustments to reconcile net income
to net cash provided by operating
activities:
  Depreciation                              3,211,640       3,211,650       4,076,214
  Bad debts                                   533,453              --              --
  Gain on sale of aircraft and engine              --              --        (130,000)
  Increase (decrease) in cash arising
  from changes in operating assets
  and liabilities:
    Restricted cash                                --         321,797              --
    Rent receivable                          (504,400)        524,258        (544,553)
    Interest receivable                            --             327             278
    Prepaid expenses                               --              --           3,125
    Accounts payable and accrued
    expenses                                  327,296           5,756          57,428
                                          -----------     -----------     -----------
Net cash provided by operating
activities                                  4,012,891       5,212,862       4,150,326
-------------------------------------------------------------------------------------
Cash Flows From Investing Activities
Additions to aircraft                              --              --      (1,700,000)
Loan receivable                                    --          99,688          72,948
Proceeds from sale of aircraft and
engine-net                                         --              --         130,000
                                          -----------     -----------     -----------
Net cash provided by (used for)
investing activities                               --          99,688      (1,497,052)
-------------------------------------------------------------------------------------
Cash Flows From Financing Activities
Cash distributions                         (4,290,245)     (4,754,809)     (4,574,113)
                                          -----------     -----------     -----------
Net cash used for financing activities     (4,290,245)     (4,754,809)     (4,574,113)
-------------------------------------------------------------------------------------
Net increase (decrease) in cash and
cash equivalents                             (277,354)        557,741      (1,920,839)
Cash and cash equivalents,
beginning of period                         2,131,335       1,573,594       3,494,433
                                          -----------     -----------     -----------
Cash and cash equivalents,
end of period                             $ 1,853,981     $ 2,131,335     $ 1,573,594
=====================================================================================

See accompanying notes to the financial statements.

6

JETSTREAM, L.P.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 1998, 1997 and 1996

1. Organization

JetStream, L.P. (the "Partnership"), a Delaware limited partnership, was formed on April 16, 1987 for the purpose of acquiring and leasing used commercial aircraft. The Managing General Partner of the Partnership is CIS Aircraft Partners, Inc. ("CAP"), a third-tier, wholly owned subsidiary of Continental Information Systems Corporation. The Administrative General Partner is Jet Aircraft Leasing Inc. ("JAL"), formerly Hutton Aircraft Leasing, Inc., an affiliate of Lehman Brothers Inc.

Upon formation of the Partnership, the General Partners each contributed $500 and the initial Limited Partner contributed $100 for five limited partner units. An additional 4,895,000 limited partnership depositary units were then sold at a price of $20.00 per unit. The Partnership had a closing for these additional units on October 28, 1987 and received gross offering proceeds of $97,900,000.

The Partnership is required to dissolve and distribute all of its assets no later than December 31, 2027. The Partnership may reinvest the proceeds from sales of aircraft occurring prior to November 4, 1998. Thereafter, net proceeds from any sales of aircraft will be distributed to the partners, after deductions of amounts necessary for working capital and certain reserves.

Title to the aircraft owned by the Partnership is held by nonaffiliated trusts of which the Partnership is the beneficiary. The purpose of this method of holding title is to satisfy certain registration requirements of the Federal Aviation Administration.

2. Significant Accounting Policies

Basis of Accounting The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. Revenues are recognized as earned and expenses are recorded as obligations are incurred.

Aircraft and Depreciation The aircraft were recorded at cost, which includes acquisition costs. Through December 31, 1993, depreciation to an estimated salvage value of 10% was computed using the straight-line method over an estimated average economic life of twelve years for all aircraft owned by the Partnership. Beginning in 1994, depreciation was computed using the straight-line method over an estimated remaining economic life of two to six years for all aircraft owned by the Partnership.

Improvements to aircraft required to comply with regulatory requirements will be capitalized when incurred and depreciated over the useful life of the improvement.

Accounting for Impairment The Partnership accounts for impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

Cash Equivalents Cash equivalents consist of highly liquid short-term investments with original maturities of three months or less from the date of issuance. The carrying amount approximates fair value because of the short maturity of these instruments.

Concentration of Credit Risk Financial instruments which potentially subject the Partnership to a concentration of credit risk principally consist of cash in excess of the financial institutions' insurance limits. The Partnership invests available cash with high credit quality financial institutions.

Operating Leases The aircraft leases are accounted for as operating leases. Lease revenues, including payments for maintenance and power-by-the-hour charges, are recognized over the terms of the related leases. Some of the Partnership's operating leases require rental payments to be paid in advance. Rental payments received in advance are deferred and then recognized as income when earned.

7

JETSTREAM, L.P.

Income Taxes No provision for income taxes has been made in the accompanying financial statements since such taxes are the responsibility of individual partners rather than the Partnership (Note 8).

Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Partnership Allocations
The Amended and Restated Limited Partnership Agreement ("Agreement") executed on September 10, 1987 substantially provides for the following:

Cash Distributions Cash flow from operations as defined in the Agreement, at the discretion of the General Partners, will be distributed on a quarterly basis, 99% to the Limited Partners and 1% to the General Partners. Distributable proceeds from sales of aircraft in liquidation of the Partnership will be distributed in accordance with the partners' capital accounts after all allocations of income and losses.

Allocation of Income and Losses Generally, income and losses for any year are allocated 99% to the Limited Partners and 1% to the General Partners. Gains on sale of aircraft shall first be allocated to the General Partners until they have been allocated an amount of gain equal to the lesser of their respective deficit account balances or 1.01% of all capital contributions by Limited Partners. Any additional gain recognized by the Partnership upon the sale of aircraft shall be allocated 99% to the Limited Partners and 1% to the General Partners.

Dissolution of Partnership If, upon dissolution of the Partnership, the General Partners have a negative capital account, they shall contribute capital equal to the lesser of their respective capital deficit account balances or 1.01% of all capital contributed by the Limited Partners.

4. Aircraft under Operating Leases
The Partnerships' aircraft leases are triple net operating leases, requiring the lessees to pay substantially all expenses associated with the aircraft during the term of the leases, as described below:

Eastwind Airlines On October 30, 1987, the Partnership acquired three Boeing 737-200 non-advanced aircraft for a total purchase price of $22,805,997. One of the aircraft was sold in February 1994. The remaining two aircraft are subject to lease agreements ("Agreements") with Eastwind Airlines, Inc. ("Eastwind"), which were entered into on July 12, 1995. The Agreements provide for Eastwind to lease two Boeing 737-200 non-advanced aircraft for a term of four years. Effective November 15, 1995, Eastwind is required to pay $35,000 per aircraft per month in advance. In addition, Eastwind is also required to pay maintenance charges effective August 1, 1995 based on flight hours or flight cycles. Maintenance charges shall be $80 per airframe flight hour for scheduled "Q" checks and $7.50 per flight hour for scheduled landing gear overhaul. Eastwind paid to the Partnership a security deposit of $25,000 per aircraft. At December 31, 1998, Eastwind owed the Partnership base rent and maintenance reserve payments totaling $583,453, and has contacted the General Partners to renegotiate the terms of its leases. In light of this development, the Partnership established an allowance of $533,453 at December 31, 1998 against this receivable.

The Partnership paid $850,000 per aircraft for an FAA mandated heavy maintenance check ("Q" Check) for each of the aircraft leased to Eastwind. The cost of the "Q" Check has been capitalized and is being amortized over a four year period. Maintenance charges have been increased to the greater of $81 per flight hour or $20,240 per month.

8

JETSTREAM, L.P.

Delta Air Lines, Inc. On November 2, 1987, the Partnership acquired a Boeing 737-200 advanced aircraft for a total purchase price of $15,222,609. This aircraft is subject to an operating lease with Delta Air Lines, Inc. ("Delta"). In June 1992, the General Partners and Delta agreed to amend and extend the original lease agreement. In November 1995, another agreement was reached to amend and extend the lease until September 30, 1999 at a monthly lease rate of $80,000. The remaining terms of the lease were unchanged.

Trans World Airlines, Inc. On November 2, 1987, the Partnership acquired three Boeing 727-200 non-advanced aircraft for a total purchase price of $16,345,497. These aircraft were subject to operating leases with Trans World Airlines, Inc. ("TWA"), which leases were amended and extended to the fourth quarter of 1994. One of the aircraft was returned to the Partnership in December 1994 and sold in June 1995. TWA extended the leases on the remaining two aircraft to April 30, 1995. Thereafter, TWA leased the two aircraft on a month-to-month basis at $32,500 per month per aircraft paid in advance. TWA terminated its leases on these aircraft and returned one plane in July 1998 and another in September 1998. In accordance with the lease agreement, TWA was to have performed certain required maintenance prior to returning the aircraft. In lieu of having TWA perform this maintenance, the Partnership agreed to receive payments of $360,656 and $360,792 for each respective aircraft from TWA, plus a commitment from TWA for up to an additional $200,000 per aircraft, if supported by legitimate maintenance costs.

Sun Pacific International, Inc. In September 1998, the Partnership entered into two lease agreements with Sun Pacific International, Inc. ("Sun Pacific") for the two 727-200 non-advanced aircraft which were previously leased to TWA. Pursuant to the terms of the lease agreements, Sun Pacific is required to pay the Partnership a monthly lease rate of $64,042 per aircraft commencing upon the completion of certain required maintenance on the aircraft. In addition, the airline is required to pay the Partnership a maintenance charge based on usage. The aircraft were delivered to Sun Pacific with an assignment of the above described maintenance payments of $360,656 and $360,792 received from TWA. The Partnership agreed to assign these funds in order for Sun Pacific to perform required maintenance on the aircraft. As of December 31, 1998, the maintenance on the aircraft had not been completed, and no funds had been collected pursuant to the terms of the leases.

Continental Airlines, Inc. On October 29, 1987, the Partnership acquired a McDonnell Douglas MD-80 Series aircraft for a total purchase price of $27,396,997. This aircraft was subject to an operating lease with Continental Airlines, Inc., the term of which expired on April 28, 1993. Subsequent to the expiration date of April 28, 1993, Continental returned the aircraft to the Partnership. On February 9, 1994, the Partnership entered into a new lease agreement with Continental. The agreement provided for Continental to lease the plane for a term of four years, and pay $180,000 per month in advance effective March 15, 1994. In addition, the Partnership made a one-time payment of $750,000 from the maintenance reserve funds in March 1994 to perform various maintenance work on the plane. Also, the Partnership agreed to provide up to $600,000 of financing to Continental to perform modification work on the aircraft, including advanced avionics, interior furnishings and exterior paint.

The modification financing was repayable over the life of the lease at an interest rate of 8% per annum for advances made before February 1, 1996. On June 7, 1994, the Partnership made its only advance to Continental in the amount of $278,203. The notes were prepaid in full in September 1997. Having made all of the modifications permitted under the Participation Agreement, Continental no longer can borrow any funds and the Partnership has been released from its obligation to lend.

The lease with Continental Airlines for the Partnership's MD-80 series aircraft was previously scheduled to expire in March 1998. However, in September 1997, the Partnership reached an agreement with Continental to extend the lease through March 1999, and in October 1998, Continental exercised its second option to renew this lease through March 2000, with the remaining terms of the lease unchanged.

9

JETSTREAM, L.P.

Revenues from each of the airlines as a percentage of the Partnership's total rental revenues are as follows:

                                        Percent of Rental Revenues
               ---------------------------------------------------
               Airline                  1998       1997       1996
               ---------------------------------------------------
               Eastwind                 25.6%      15.5%      25.7%
               Delta                    19.9       20.8       18.3
               TWA                       9.6       16.9       14.9
               Continental              44.9       46.8       41.1
               ---------------------------------------------------

The following is a schedule, by year, of future minimum rental income under all leases as of December 31, 1998.

               Year                                         Amount
               ---------------------------------------------------
               1999                                     $5,187,008
               2000                                      1,730,840
               ---------------------------------------------------
               Total                                    $6,917,848
               ===================================================

The above schedule of future minimum rental income is based on the existing terms of the leases and does not include the rental income that may result from the renewal of existing leases or the re-leasing of the aircraft, if any.

5. Sale of Engine
In August 1996, the Partnership sold an engine that was previously on one of the Partnership's 737-200 aircraft currently on-lease to Eastwind for a $130,000 gain.

6.  Distributions
Distributions declared aggregated $3,604,449 (approximately $.73 per unit), $4,839,971 (approximately $.98 per unit) and $4,864,063 (approximately $.98 per unit) for the years ended December 31, 1998, 1997 and 1996, respectively, of which $130,000 in 1996 represented proceeds from the sale of an engine, and was a return of capital to the Limited Partners. As of December 31, 1998, the Partnership had declared a distribution of $748,094, of which $740,613 (approximately $.15 per unit) was paid to the Limited Partners and $7,481 was paid to the General Partners on March 4, 1999.

7.  Transactions with Affiliates

Base Management Fee The General Partners receive a quarterly fee subordinated to the Limited Partners receiving their Preferred Return as defined in the Agreement in an amount equal to 1.5% of gross aircraft rentals. Of this amount, 1.0% is payable to CAP and .5% is payable to JAL.

Incentive Management Fee CAP receives a quarterly fee of 4.5% of quarterly cash flow subordinated to the Limited Partners receiving their Preferred Return.

Re-lease Fee The General Partners receive a quarterly fee subordinated to the Limited Partners receiving their Preferred Return, for re-leasing aircraft or renewing a lease in an amount equal to 3.5% of the gross rentals from such re-lease or renewal for each quarter for which such payment is made. Of this amount, 2.5% is payable to CAP and 1.0% is payable to JAL.

Resale Fee CAP receives a subordinated fee with respect to each aircraft sold by the Partnership in an amount equal to the lesser of (i) 3% of the contract sales price of the aircraft or (ii) an amount that is competitive with fees charged by nonaffiliates rendering comparable services. Such fees will be reduced (but not below zero) for any resale fees or commissions payable to third parties. The resale fee is subordinate to the Limited Partners receiving a priority return equal to their original capital contribution plus their preferred return. No resale fees were earned during 1998, 1997 and 1996.

10

JETSTREAM, L.P.

During 1998 the Limited Partners did not receive their Preferred Returns. Therefore these management fees have not been paid. The following is a summary of amounts earned by the General Partners and their affiliates during the years ended December 31, 1998, 1997, and 1996.

                                 Unpaid at                Earned
                               December 31,  ------------------------------
                                      1998       1998       1997       1996
     ----------------------------------------------------------------------
     Base Management Fee          $ 59,725   $ 59,725   $ 62,872   $ 67,228
     Incentive Management Fee      183,534    183,534    232,684    191,968
     Re-lease Fee                  144,416    144,416    152,312    162,555
     ----------------------------------------------------------------------
                                  $387,675   $387,675   $447,868   $421,751
                                  =========================================

8. Reconciliation of Difference between Net Income in the Financial Statements (Accrual Basis - Generally Accepted Accounting Principles) and Net Income in the Partnership's Tax Return

                                                 1998            1997            1996
-------------------------------------------------------------------------------------
Net income, as reported                    $  444,902      $1,149,074       $ 687,834
Adjustments--
  Prepaid insurance                                --              --           3,125
  Loss on sale of asset                            --              --        (130,000)
  Allowance for doubtful accounts             533,453         (70,000)             --
  Depreciation differential between
    the Modified Accelerated Cost
    Recovery System and depreciation
    for financial reporting purposes        2,635,913       1,856,804         139,871
  Amortization                                     --          (6,361)             --
  Legal fees, net of amortization                  --              --          (7,476)
                                           ------------------------------------------
Total adjustments                           3,169,366       1,780,443           5,520
-------------------------------------------------------------------------------------

Net income, per Partnership's tax return   $3,614,268      $2,929,517        $693,354
                                           ------------------------------------------
The net income determined on the
income tax basis is allocated to
the partners as follows:
  Limited partners (4,895,005 units)       $3,578,125      $2,900,222        $686,421
  General partners                             36,143          29,295           6,933
                                           ------------------------------------------
                                           $3,614,268      $2,929,517        $693,354
                                           ------------------------------------------
Taxable income per limited partner unit        $ 0.73          $ 0.59          $ 0.14
-------------------------------------------------------------------------------------

As of December 31, 1998, the tax basis of total assets and total liabilities was $13,650,447 and $1,399,716, respectively.

Schedule II Valuation and Qualifying Accounts

                                           Balance at      Charged to      Balance at
                                            Beginning       Costs and          End of
                                            of Period        Expenses          Period
-------------------------------------------------------------------------------------
Allowance for doubtful accounts:
Year ended December 31, 1998:                $    -0-        $533,453        $533,453
-------------------------------------------------------------------------------------

11

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------




To the Partners of
JetStream, L.P.:

We have audited the accompanying balance sheets of JetStream, L.P. (a Delaware limited partnership) as of December 31, 1998 and 1997, and the related statements of operations, partners' capital (deficit) and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JetStream, L.P. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 12, 1999

ARTICLE                          5
PERIOD-TYPE                      12-mos
FISCAL-YEAR-END                  Dec-31-1998
PERIOD-END                       Dec-31-1998
CASH                             1,853,981
SECURITIES                       000
RECEIVABLES                      50,000
ALLOWANCES                       000
INVENTORY                        000
CURRENT-ASSETS                   1,903,981
PP&E                             25,987,000
DEPRECIATION                     19,901,456
TOTAL-ASSETS                     7,989,525
CURRENT-LIABILITIES              1,523,221
BONDS                            000
PREFERRED-MANDATORY              000
PREFERRED                        000
COMMON                           000
OTHER-SE                         6,466,304
TOTAL-LIABILITY-AND-EQUITY       7,989,525
SALES                            000
TOTAL-REVENUES                   4,917,911
CGS                              000
TOTAL-COSTS                      000
OTHER-EXPENSES                   4,473,009
LOSS-PROVISION                   000
INTEREST-EXPENSE                 000
INCOME-PRETAX                    444,902
INCOME-TAX                       000
INCOME-CONTINUING                444,902
DISCONTINUED                     000
EXTRAORDINARY                    000
CHANGES                          000
NET-INCOME                       444,902
EPS-PRIMARY                      .09
EPS-DILUTED                      .09

                                                                      APPENDIX D

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 10-Q

(Mark One)
     X        Quarterly Report Pursuant to Section 13 or 15(d) of
----------             the Securities Exchange Act of 1934

                  For the Quarterly Period Ended March 31, 1999
                                                 --------------

    or

              Transition Report Pursuant to Section 13 or 15(d) of
----------             the Securities Exchange Act of 1934

              For the Transition period from           to
                                             ---------    ---------


                         Commission File Number: 0-16836
                                                 -------


                                 JETSTREAM, L.P.
                                 ---------------
              Exact Name of Registrant as Specified in its Charter


           Delaware                                              84-1053359
           --------                                              ----------
State or Other Jurisdiction of                                 I.R.S. Employer
Incorporation or Organization                                Identification No.


3 World Financial Center, 29th Floor,
New York, NY    Attn.:  Andre Anderson                              10285
--------------------------------------                            --------
Address of Principal Executive Offices                            Zip code


                                 (212) 526-3183
                                 --------------
               Registrant's Telephone Number, Including Area Code



Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                Yes  X     No
                                    ---       ---

2

JETSTREAM, L.P.

-------------------------------------------------------------------------------
BALANCE SHEETS
                                                  At March 31,   At December 31,
                                                         1999              1998
-------------------------------------------------------------------------------
Assets
Aircraft, at cost                                $ 25,987,000      $ 25,987,000
Less accumulated depreciation                     (20,704,366)      (19,901,456)
                                                 ------------------------------
                                                    5,282,634         6,085,544
Cash and cash equivalents                           1,981,019         1,853,981
Rent receivable, net of allowance for
  doubtful accounts of $650,614 in 1999
  and $533,453 in 1998                                 50,000            50,000
Prepaid expenses                                      300,000                --
-------------------------------------------------------------------------------
      Total Assets                               $  7,613,653      $  7,989,525
===============================================================================
Liabilities and Partners' Capital
Liabilities:
  Accounts payable and accrued expenses          $    956,199      $    635,127
  Distribution payable                              1,481,019           748,094
  Deferred revenue                                     90,000            90,000
  Security deposit                                     50,000            50,000
                                                 ------------------------------
      Total Liabilities                             2,577,218         1,523,221
                                                 ------------------------------
Partners' Capital (Deficit):
  General Partners                                   (926,345)         (912,047)
  Limited Partners (4,895,005 units outstanding)    5,962,780         7,378,351
                                                 ------------------------------
      Total Partners' Capital                       5,036,435         6,466,304
-------------------------------------------------------------------------------
      Total Liabilities and Partners' Capital    $  7,613,653      $  7,989,525
===============================================================================


-------------------------------------------------------------------------------
STATEMENT OF PARTNERS' CAPITAL (DEFICIT)
For the three months ended March 31, 1999
                                          General        Limited
                                         Partners       Partners          Total
-------------------------------------------------------------------------------
Balance at December 31, 1998            $(912,047)   $ 7,378,351    $ 6,466,304
Net income                                    512         50,638         51,150
Distributions                             (14,810)    (1,466,209)    (1,481,019)
-------------------------------------------------------------------------------
Balance at March 31, 1999               $(926,345)   $ 5,962,780    $ 5,036,435
===============================================================================

See accompanying notes to the financial statements.

3

JETSTREAM, L.P.

-------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the three months ended March 31,
                                                           1999            1998
-------------------------------------------------------------------------------
Income
Rental                                               $1,117,162      $1,314,334
Other                                                        --             128
Interest                                                 24,638          25,346
                                                     --------------------------
      Total Income                                    1,141,800       1,339,808
-------------------------------------------------------------------------------
Expenses
Depreciation                                            802,910         802,910
Management fees                                          88,856         111,176
General and administrative                               81,723          42,363
Operating                                                    --           4,746
Bad debts                                               117,161              --
                                                     --------------------------
      Total Expenses                                  1,090,650         961,195
-------------------------------------------------------------------------------
      Net Income                                     $   51,150      $  378,613
===============================================================================
Net Income Allocated:
To the General Partners                              $      512      $    3,786
To the Limited Partners                                  50,638         374,827
-------------------------------------------------------------------------------
                                                     $   51,150      $  378,613
===============================================================================
Per limited partnership unit
(4,895,005 outstanding)                                   $ .01           $ .08
-------------------------------------------------------------------------------

See accompanying notes to the financial statements.

4
JETSTREAM, L.P.

-------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS
For the three months ended March 31,
                                                           1999            1998
-------------------------------------------------------------------------------
Cash Flows From Operating Activities
Net income                                           $   51,150     $   378,613
Adjustments to reconcile net income to net cash
provided by operating activities:
  Depreciation                                          802,910         802,910
  Bad debts                                             117,161              --
  Increase (decrease) in cash arising from
  changes in operating assets and liabilities:
    Rent receivable                                    (117,161)        (42,756)
    Prepaid expenses                                   (300,000)             --
    Accounts payable and accrued expenses               321,072          28,974
                                                     --------------------------
Net cash provided by operating activities               875,132       1,167,741
-------------------------------------------------------------------------------
Cash Flows From Financing Activities
Cash distributions                                     (748,094)     (1,433,890)
                                                     --------------------------
Net cash used for financing activities                 (748,094)     (1,433,890)
-------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents    127,038        (266,149)
Cash and cash equivalents, beginning of period        1,853,981       2,131,335
-------------------------------------------------------------------------------
Cash and cash equivalents, end of period             $1,981,019     $ 1,865,186
===============================================================================

See accompanying notes to the financial statements.

5
JETSTREAM, L.P.


NOTES TO THE FINANCIAL STATEMENTS

The unaudited financial statements should be read in conjunction with the Partnership's annual 1998 audited financial statements within Form 10-K.

The unaudited financial statements include all normal and reoccurring adjustments which are, in the opinion of management, necessary to present a fair statement of financial position as of March 31, 1999 and the results of operations for the three months ended March 31, 1999 and 1998 and cash flows for the three months ended March 31, 1999 and 1998 and the statement of partners' capital (deficit) for the three months ended March 31, 1999. Results of operations for the period are not necessarily indicative of the results to be expected for the full year.

The following significant event has occurred subsequent to fiscal year 1998, which requires disclosure in this interim report per Regulation S-X, Rule 10-01, Paragraph (a)(5).

On April 2, 1999, the Partnership sold one of its B-727-200 non-advanced aircraft, which was scheduled to be leased to Sun Pacific International, Inc., to an unaffiliated entity, Sport Hawk Chicago, Inc. (the "Buyer"), for a selling price of approximately $2,660,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer.

6
JETSTREAM, L.P.


Part I, Item 2.  Management's Discussion and Analysis of Financial
                 Condition and Results of Operations

Liquidity and Capital Resources
-------------------------------

As of March 31, 1999, four of the Partnership's six aircraft were on-lease. Two aircraft were on-lease to Eastwind Airlines ("Eastwind"), one aircraft was on-lease to Delta Air Lines, Inc. ("Delta") and one aircraft was on-lease to Continental Airlines ("Continental"). The remaining two aircraft were leased to Trans World Airlines Inc. ("TWA") on a month-to-month basis until the third quarter of 1998. The General Partners have negotiated new lease agreements for these two aircraft with Sun Pacific International, Inc. ("Sun Pacific"). However, as discussed below, one of the aircraft was subsequently sold to an unaffiliated entity and Sun Pacific ceased commercial operations in mid-April 1999.

The Partnership's two 737-200 non-advanced aircraft are currently on-lease to Eastwind. Under the terms of the lease agreements, which expire on November 30, 1999, Eastwind is required to pay the Partnership a monthly lease rate of $35,000 per aircraft. In addition, the airline is required to pay the Partnership an airframe maintenance charge based on usage. Eastwind is delinquent on rental payments and maintenance reserves totaling $700,614 and has contacted the General Partners to renegotiate the terms of its lease. At March 31, 1999, the Partnership had provided an allowance of $650,614 against this receivable. For the three months ended March 31, 1999, the Partnership recognized rental income and maintenance reserves of $337,161, and collected $220,000 of such income. The General Partners will pursue all remedies available to the Partnership with respect to the collection of these receivables.

The lease with Delta for the Partnership's 737-200 advanced aircraft expires in September 1999. In accordance with the terms of the lease agreement, Delta pays the Partnership a monthly lease rate of $80,000.

Continental makes monthly lease payments to the Partnership of $180,000. The lease with Continental was originally scheduled to expire in March 1998. Continental extended its lease through March 1999 and in October 1998 it exercised its second option to renew this lease through March 2000, with the remaining terms of the lease unchanged.

The Partnership's two remaining 727-200 non-advanced aircraft were leased on a month-to-month basis by TWA at a monthly lease rate of $32,500. TWA terminated its leases on these aircraft and returned one plane in July 1998 and another in September 1998. In accordance with the lease agreement, TWA was to have performed certain required maintenance prior to returning the aircraft. In lieu of having TWA perform this maintenance, the Partnership agreed to receive payments of $360,656 and $360,792 for each respective aircraft from TWA, plus a commitment from TWA for up to an additional $200,000 per aircraft, if supported by legitimate maintenance costs.

In September 1998, the Partnership entered into two lease agreements with Sun Pacific for the two 727-200 non-advanced aircraft which were previously leased to TWA. Upon completion of certain maintenance, Sun Pacific is required to pay the Partnership a monthly lease rate of $64,042 per aircraft. The Partnership agreed to assign the above described maintenance payments of $360,656 and $360,792 received from TWA in order for Sun Pacific to perform the maintenance on the aircraft. At March 31, 1999, the maintenance on the aircraft had not been completed and the funds set aside to perform the maintenance have been exhausted. Furthermore, the Partnership has not received rental payments from Sun Pacific pursuant to the terms of the leases.

7
JETSTREAM, L.P.


On April 2, 1999, the Partnership sold one of its B-727-200 non-advanced aircraft, which was scheduled to be leased to Sun Pacific, to an unaffiliated entity, Sport Hawk Chicago, Inc. (the "Buyer"), for a selling price of approximately $2,660,000 and the lease with Sun Pacific was terminated. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. Prepaid expenses at March 31, 1999 included $300,000 of maintenance costs on the aircraft sold, which will offset the gain on sale in the 1999 second quarter statement of operations. As a result of the sale, the General Partners intend to distribute the net proceeds therefrom (after payment of or provision for the Partnership's liabilities and expenses, and establishment of a reserve for contingencies, if any) during the second quarter of 1999.

On April 16, 1999, Sun Pacific ceased commercial operations, and the General Partners are currently attempting to lease the remaining aircraft to another carrier.

At March 31, 1999, the Partnership had unrestricted cash and cash equivalents of $1,981,019, compared to $1,853,981 at December 31, 1998.

At March 31, 1999 and December 31, 1999, the Partnership had a rent receivable balance net of allowance for doubtful accounts totaling $50,000. The balance represents amounts owed by Eastwind in excess of the $650,614 allowance established by the Partnership, as discussed above.

Accounts payable and accrued expenses totaled $956,199 at March 31, 1999 as compared to $635,127 at December 31, 1998. The increase is primarily attributable to the maintenance costs on the aircraft leased to Sun Pacific, and to deferred management fees.

On March 4, 1999, the Partnership paid a distribution to the Unitholders for the period from October 1, 1998 to December 31, 1998, in the amount of $748,094, or approximately $.15 per Unit. At March 31, 1999 the Partnership had a distribution payable to Unitholders of $1,481,019, or approximately $.30 per Unit, which will be paid on or about May 24, 1999. Future cash distributions will be determined on a quarterly basis after an evaluation of the Partnership's current and expected financial position.

Results of Operations
---------------------

Substantially all of the Partnership's revenue for the three months ended March 31, 1999 was generated from the leasing of the Partnership's aircraft to commercial air carriers under triple net operating leases. The balance of the Partnership's revenue consisted of interest income.

For the three months ended March 31, 1999, the Partnership generated net income of $51,150, compared to net income of $378,613 for the corresponding period in 1998. The decrease is primarily attributable to the establishment of an allowance for doubtful accounts on Eastwind's receivable balance and a decrease in rental revenue as a result of the Partnership's two 727-200 aircraft being off lease during 1999.

Rental income for the three months ended March 31, 1999 was $1,117,162, compared to $1,314,334 for the corresponding period in 1998. The decrease in rental income was primarily due to TWA returning two of the aircraft in 1998.

Interest income for the three months ended March 31, 1999 was $24,638, compared to $25,346 for the corresponding period in 1998. The decrease is primarily attributable to a decrease in the Partnership's average cash balances during the 1999 period.

General and administrative expenses totaled $81,723 for the three months ended March 31, 1999, compared to $42,363 for the corresponding period in 1998. The increase is primarily due to an increase in Partnership administrative servicing costs and legal costs.

8
JETSTREAM, L.P.


Operating expenses for the three months ended March 31, 1999 totaled $-0-, compared to $4,746 for the corresponding periods in 1998. The 1998 balance is primarily attributable to non-recurring operating expenses associated with repair and maintenance work completed on the two aircraft on-lease to Eastwind.

Bad debt expense for the three months ended March 31, 1999 totaled $117,161, which amount represents the increase in the allowance for delinquent rental payments and maintenance reserves under Eastwind's lease.

Part II     Other Information

Items 1-5   Not applicable.

Item 6      Exhibits and reports on Form 8-K.

            (a) Exhibits -

                (27) Financial Data Schedule

            (b) Reports on Form 8-K
                -------------------

                On April 16, the Partnership filed a Form 8-K reporting that on April 2, 1999 the Partnership executed a sale of one of its B-727-200 non-advanced aircraft.

9
JETSTREAM, L.P.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          JETSTREAM, L.P.


                          BY: JET AIRCRAFT LEASING INC.
                              General Partner


Date:  May 17, 1999           BY:    /s/Michael T. Marron
                                     -----------------------
                              Name:  Michael T. Marron
                              Title: Director, President and
                                     Chief Financial Officer

ARTICLE                         5
PERIOD-TYPE                     3-mos
FISCAL-YEAR-END                 Dec-31-1999
PERIOD-END                      Mar-31-1999
CASH                            1,981,019
SECURITIES                      000
RECEIVABLES                     50,000
ALLOWANCES                      000
INVENTORY                       000
CURRENT-ASSETS                  2,331,019
PP&E                            25,987,000
DEPRECIATION                    20,704,366
TOTAL-ASSETS                    7,613,653
CURRENT-LIABILITIES             2,577,218
BONDS                           000
PREFERRED-MANDATORY             000
PREFERRED                       000
COMMON                          000
OTHER-SE                        5,036,435
TOTAL-LIABILITY-AND-EQUITY      7,613,653
SALES                           000
TOTAL-REVENUES                  1,141,800
CGS                             000
TOTAL-COSTS                     000
OTHER-EXPENSES                  973,489
LOSS-PROVISION                  117,161
INTEREST-EXPENSE                000
INCOME-PRETAX                   51,150
INCOME-TAX                      000
INCOME-CONTINUING               51,150
DISCONTINUED                    000
EXTRAORDINARY                   000
CHANGES                         000
NET-INCOME                      51,150
EPS-PRIMARY                     .01
EPS-DILUTED                     .01

                                                                      APPENDIX E

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 10-Q

(Mark One)
     X        Quarterly Report Pursuant to Section 13 or 15(d) of
----------             the Securities Exchange Act of 1934

                  For the Quarterly Period Ended June 30, 1999
                                                 -------------

    or

              Transition Report Pursuant to Section 13 or 15(d) of
----------             the Securities Exchange Act of 1934

              For the Transition period from           to
                                             ---------    ---------


                         Commission File Number: 0-16836
                                                 -------


                                 JETSTREAM, L.P.
                                 ---------------
              Exact Name of Registrant as Specified in its Charter


           Delaware                                              84-1053359
           --------                                              ----------
State or Other Jurisdiction of                                 I.R.S. Employer
Incorporation or Organization                                Identification No.


3 World Financial Center, 29th Floor,
New York, NY    Attn.:  Andre Anderson                              10285
--------------------------------------                            --------
Address of Principal Executive Offices                            Zip code


                                 (212) 526-3183
                                 --------------
               Registrant's Telephone Number, Including Area Code



Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                Yes  X     No
                                    ---       ---

2

JETSTREAM, L.P.

-------------------------------------------------------------------------------
BALANCE SHEETS
                                                   At June 30,   At December 31,
                                                         1999              1998
                                                   (unaudited)         (audited)
-------------------------------------------------------------------------------
Assets
Aircraft, at cost                                $ 24,972,000      $ 25,987,000
Less accumulated depreciation                     (20,492,276)      (19,901,456)
                                                 ------------------------------
                                                    4,479,724         6,085,544
Cash and cash equivalents                           3,532,787         1,853,981
Rent receivable, net of allowance for doubtful
  accounts of $878,144 in 1999 and $533,453
  in 1998                                              50,000            50,000
-------------------------------------------------------------------------------
      Total Assets                               $  8,062,511      $  7,989,525
===============================================================================
Liabilities and Partners' Capital
Liabilities:
  Accounts payable and accrued expenses          $    964,143      $    635,127
  Distribution payable                              2,832,787           748,094
  Deferred revenue                                     90,000            90,000
  Security deposit                                     50,000            50,000
                                                 ------------------------------
      Total Liabilities                             3,936,930         1,523,221
                                                 ------------------------------
Partners' Capital (Deficit):
  General Partners                                    (35,061)         (912,047)
  Limited Partners (4,895,005 units outstanding)    4,160,642         7,378,351
                                                 ------------------------------
      Total Partners' Capital                       4,125,581         6,466,304
-------------------------------------------------------------------------------
      Total Liabilities and Partners' Capital    $  8,062,511      $  7,989,525
===============================================================================


-------------------------------------------------------------------------------
STATEMENT OF PARTNERS' CAPITAL (DEFICIT)
For the six months ended June 30, 1999
                                          General        Limited
                                         Partners       Partners          Total
-------------------------------------------------------------------------------
Balance at December 31, 1998            $(912,047)   $ 7,378,351    $ 6,466,304
Net income                                907,490      1,065,593      1,973,083
Distributions                             (30,504)    (4,283,302)    (4,313,806)
-------------------------------------------------------------------------------
Balance at June 30, 1999                $ (35,061)   $ 4,160,642    $ 4,125,581
===============================================================================

See accompanying notes to the financial statements.

3

JETSTREAM, L.P.

-----------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
                                   Three months ended June 30,   Six months ended June 30,
                                           1999          1998          1999          1998
-----------------------------------------------------------------------------------------
Income
Rental                               $1,117,529    $1,317,281    $2,234,691    $2,631,615
Interest                                 46,161        27,414        70,799        52,760
Other                                        --            --            --           128
                                     ----------------------------------------------------
      Total Income                    1,163,690     1,344,695     2,305,490     2,684,503
-----------------------------------------------------------------------------------------
Expenses
Depreciation                            802,910       802,910     1,605,820     1,605,820
Management fees                          79,524       107,017       168,380       218,193
General and administrative               67,458        52,485       149,181        94,848
Operating                               229,552            --       229,552         4,746
Bad debts                               227,530            --       344,691            --
                                     ----------------------------------------------------
      Total Expenses                  1,406,974       962,412     2,497,624     1,923,607
-----------------------------------------------------------------------------------------
Income (loss) before gain on
  sale of aircraft                     (243,284)      382,283      (192,134)      760,896
Gain on sale of aircraft              2,165,217            --     2,165,217            --
                                     ----------------------------------------------------
      Net Income                     $1,921,933    $  382,283    $1,973,083    $  760,896
=========================================================================================
Net Income Allocated:
To the General Partners              $  906,978    $    3,823    $  907,490    $    7,609
To the Limited Partners               1,014,955       378,460     1,065,593       753,287
-----------------------------------------------------------------------------------------
                                     $1,921,933    $  382,283    $1,973,083    $  760,896
=========================================================================================
Per limited partnership unit
(4,895,005 outstanding)                   $ .21         $ .08         $ .22         $ .15
-----------------------------------------------------------------------------------------

See accompanying notes to the financial statements.

4
JETSTREAM, L.P.

-------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS (UNAUDITED)
For the six months ended June 30,
                                                            1999           1998
-------------------------------------------------------------------------------
Cash Flows From Operating Activities
Net income                                           $ 1,973,083    $   760,896
Adjustments to reconcile net income to net cash
provided by operating activities:
  Gain on sale of aircraft                            (2,165,217)            --
  Depreciation                                         1,605,820      1,605,820
  Bad debts                                              344,691             --
  Increase (decrease) in cash arising from
  changes in operating assets and liabilities:
    Rent receivable                                     (344,691)      (152,041)
    Accounts payable and accrued expenses                250,142         43,284
                                                     --------------------------
Net cash provided by operating activities              1,663,828      2,257,959
-------------------------------------------------------------------------------
Cash Flows From Investing Activities
Net proceeds from sale of aircraft                     2,244,091             --
Net cash provided by investing activities              2,244,091             --
-------------------------------------------------------------------------------
Cash Flows From Financing Activities
Cash distributions                                    (2,229,113)    (2,483,002)
                                                     --------------------------
Net cash used for financing activities                (2,229,113)    (2,483,002)
-------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents   1,678,806       (225,043)
Cash and cash equivalents, beginning of period         1,853,981      2,131,335
-------------------------------------------------------------------------------
Cash and cash equivalents, end of period             $ 3,532,787    $ 1,906,292
===============================================================================
Supplemental Disclosure of Noncash Operating Activities
In connection with the sale of the aircraft, accrued resale fees in the amount of $78,874 has reduced the gain on the sale of the aircraft.
-------------------------------------------------------------------------------

See accompanying notes to the financial statements.

5
JETSTREAM, L.P.


NOTES TO THE FINANCIAL STATEMENTS

The unaudited financial statements should be read in conjunction with the Partnership's annual 1998 audited financial statements within Form 10-K.

The unaudited financial statements include all normal and recurring adjustments which are, in the opinion of management, necessary to present a fair statement of financial position as of June 30, 1999 and the results of operations for the three and six months ended June 30, 1999 and 1998 and cash flows for the six months ended June 30, 1999 and 1998 and the statement of partners' capital (deficit) for the six months ended June 30, 1999. Results of operations for the period are not necessarily indicative of the results to be expected for the full year.

The following significant event has occurred subsequent to fiscal year 1998, which requires disclosure in this interim report per Regulation S-X, Rule 10-01, Paragraph (a)(5).

The General Partners are developing a plan to sell the Partnership's remaining aircraft and subsequently terminate the Partnership (the "Liquidation Plan"). Such Liquidation Plan will require the approval of more than 50% of the unitholders entitled to vote. It is anticipated that a consent solicitation statement requesting such approval will be forwarded to investors during the third or fourth quarter of this year.

On April 2, 1999, the Partnership sold one of its B-727-200 non-advanced aircraft, which was scheduled to be leased to Sun Pacific International, Inc., to an unaffiliated entity, Sport Hawk Chicago, Inc. (the "Buyer"), for a net selling price of approximately $2,244,091. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. As a result of the sale, the General Partners intend to distribute the net proceeds therefrom during the third quarter of 1999.

6
JETSTREAM, L.P.


Part I, Item 2.  Management's Discussion and Analysis of Financial
                 Condition and Results of Operations

Liquidity and Capital Resources
-------------------------------

The General Partners are developing a plan to sell the Partnership's remaining aircraft and subsequently terminate the Partnership (the "Liquidation Plan"). Such Liquidation Plan will require the approval of more than 50% of the unitholders entitled to vote. It is anticipated that a consent solicitation statement requesting such approval will be forwarded to investors during the third or fourth quarter of this year.

As of June 30, 1999, four of the Partnership's five aircraft were on-lease. Two aircraft were on-lease to Eastwind Airlines ("Eastwind"), one aircraft was on-lease to Delta Air Lines, Inc. ("Delta") and one aircraft was on-lease to Continental Airlines ("Continental"). During 1998, two aircraft were leased to Trans World Airlines Inc. ("TWA") on a month-to-month basis until the third quarter. The General Partners negotiated new lease agreements for these two aircraft with Sun Pacific International, Inc. ("Sun Pacific"). However, as discussed below, one of the aircraft was subsequently sold to an unaffiliated entity and Sun Pacific ceased commercial operations in mid-April 1999.

The Partnership's two 737-200 non-advanced aircraft are currently on-lease to Eastwind. Under the terms of the lease agreements, which expire on November 30, 1999, Eastwind is required to pay the Partnership a monthly lease rate of $35,000 per aircraft. In addition, the airline is required to pay the Partnership an airframe maintenance charge based on usage. Eastwind is delinquent on rental payments and maintenance reserves totaling $878,144 and has contacted the General Partners to renegotiate the terms of its lease. At June 30, 1999, the Partnership had provided an allowance of $878,144 against this receivable. For the six months ended June 30, 1999, the Partnership recognized rental income and maintenance reserves of $674,691, and collected $330,000 of such income. The General Partners will pursue all remedies available to the Partnership with respect to the collection of these receivables.

The lease with Delta for the Partnership's 737-200 advanced aircraft was scheduled to expire in September 1999. In accordance with the terms of the lease agreement, Delta pays the Partnership a monthly lease rate of $80,000 through September 1999. During the second quarter of 1999, Delta extended its lease for two years through September 2001. This lease extension requires Delta to pay the Partnership a monthly lease rate of $65,000 and to hushkit the plane.

Continental makes monthly lease payments to the Partnership of $180,000. The lease with Continental was originally scheduled to expire in March 1998. Continental extended its lease through March 1999 and in October 1998 it exercised its second option to renew this lease through March 2000, with the remaining terms of the lease unchanged.

The Partnership's two remaining 727-200 non-advanced aircraft were leased on a month-to-month basis by TWA at a monthly lease rate of $32,500. TWA terminated its leases on these aircraft and returned one plane in July 1998 and another in September 1998. In accordance with the lease agreement, TWA was to have performed certain required maintenance prior to returning the aircraft. In lieu of having TWA perform this maintenance, the Partnership agreed to receive payments of $360,656 and $360,792 for each respective aircraft from TWA, plus a commitment from TWA for up to an additional $200,000 per aircraft, if supported by legitimate maintenance costs.

In September 1998, the Partnership entered into two lease agreements with Sun Pacific for the two 727-200 non-advanced aircraft which were previously leased to TWA. One of these aircraft was sold to an unaffiliated entity, Sport Hawk Chicago, Inc. The Partnership agreed to assign the above described maintenance payments of $360,656 and $360,792 received from TWA in order for Sun Pacific to perform the maintenance on the aircraft. At June 30, 1999, the maintenance on the aircraft had not been completed and the funds set aside to perform the maintenance have been exhausted. Furthermore, the Partnership has not received rental payments from Sun Pacific pursuant to the terms of the leases. The remaining plane requires C-checks and corrosion repair, for which $200,000 has been reserved at June 30, 1999.

7
JETSTREAM, L.P.


On April 2, 1999, the Partnership sold one of its B-727-200 non-advanced aircraft, which was scheduled to be leased to Sun Pacific, to an unaffiliated entity, Sport Hawk Chicago, Inc. (the "Buyer"), for a selling price of approximately $2,629,000 and the lease with Sun Pacific was terminated. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. As a result of the sale, the General Partners intend to distribute the net proceeds therefrom during the third quarter of 1999.

On April 16, 1999, Sun Pacific ceased commercial operations, and once the required maintenance of the remaining aircraft is complete, the General Partners will attempt to lease the aircraft to another carrier.

At June 30, 1999, the Partnership had unrestricted cash and cash equivalents of $3,532,787, compared to $1,853,981 at December 31, 1998. The increase is primarily attributable to the net proceeds of $2,244,091 received on the sale of the aircraft.

At June 30, 1999 and December 31, 1998, the Partnership had a rent receivable balance net of allowance for doubtful accounts totaling $50,000. The balance represents amounts owed by Eastwind in excess of the $878,144 allowance established by the Partnership, as discussed above.

Accounts payable and accrued expenses totaled $964,143 at June 30, 1999 as compared to $635,127 at December 31, 1998. The increase is primarily attributable to the maintenance costs on the aircraft leased to Sun Pacific, resale fees accrued relating to the sale of the aircraft, and to deferred management fees.

On May 24, 1999 the Partnership paid a distribution to Unitholders of $1,481,019, or approximately $.30 per Unit. At June 30, 1999, the Partnership had a distribution payable to Unitholders of $2,832,787 or approximately $.58 per unit, which will be paid in August 1999. Of this amount, $.12 per unit represents a distribution of cash flow from operations and $.46 per unit represents a distribution of net sale proceeds. Future cash distributions will be determined on a quarterly basis after an evaluation of the Partnership's current and expected financial position.

Results of Operations
---------------------

Substantially all of the Partnership's revenue for the six months ended June 30, 1999 was generated from the leasing of the Partnership's aircraft to commercial air carriers under triple net operating leases. The balance of the Partnership's revenue consisted of interest income.

For the three and six months ended June 30, 1999, the Partnership generated net income of $1,921,933 and $1,973,083, compared to net income of $382,283 and $760,896 for the corresponding periods in 1998. The increase is primarily attributable to the gain of $2,165,217 recognized as a result of the sale of one 727-200 aircraft.

Rental income for the three and six months ended June 30, 1999 was $1,117,529 and $2,234,691, compared to $1,317,281 and $2,631,615 for the corresponding periods in 1998. The decrease in rental income was primarily due to TWA returning two of the aircraft in 1998.

Interest income for the three and six months ended June 30, 1999 was $46,161 and $70,799, compared to $27,414 and $52,760, respectively, for the corresponding periods in 1998. The increase is primarily attributable to an increase in the Partnership's average cash balances during the 1999 period resulting from the proceeds from the sale.

General and administrative expenses totaled $67,458 and $149,181 for the three and six months ended June 30, 1999, compared to $52,485 and $94,848 for the corresponding periods in 1998. The increase is primarily due to an increase in Partnership administrative servicing costs and legal costs.

8
JETSTREAM, L.P.


Operating expenses for the six months ended June 30, 1999 totaled $229,552, compared to $4,746 for the corresponding periods in 1998. The increase is due to C-checks and corrosion repair on the aircraft leased to Sun Pacific.

Bad debt expense for the three and six months ended June 30, 1999 totaled $227,530 and $344,691, which amount represents the increase in the allowance for delinquent rental payments and maintenance reserves under Eastwind's lease.


Part II    Other Information

Items 1-5  Not applicable.

Item 6     Exhibits and reports on Form 8-K.

           (a)  Exhibits -

                (27)  Financial Data Schedule

           (b)  Reports on Form 8-K -

                On April 16, the Partnership filed a Form 8-K reporting that on April 2, 1999 the Partnership executed a sale of one of its B-727-200 non-advanced aircraft.

9
JETSTREAM, L.P.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                     JETSTREAM, L.P.


                     BY:  JET AIRCRAFT LEASING INC.
                          General Partner


Date:  August 16, 1999    BY:    /s/Michael T. Marron
                                 -----------------------------------------------
                          Name:  Michael T. Marron
                          Title: Director, President and Chief Financial Officer

ARTICLE                         5
PERIOD-TYPE                     6-mos
FISCAL-YEAR-END                 Dec-31-1999
PERIOD-END                      Jun-30-1999
CASH                            3,532,787
SECURITIES                      000
RECEIVABLES                     50,000
ALLOWANCES                      000
INVENTORY                       000
CURRENT-ASSETS                  3,582,787
PP&E                            24,972,000
DEPRECIATION                    20,492,276
TOTAL-ASSETS                    8,062,511
CURRENT-LIABILITIES             3,936,930
BONDS                           000
PREFERRED-MANDATORY             000
PREFERRED                       000
COMMON                          000
OTHER-SE                        4,125,581
TOTAL-LIABILITY-AND-EQUITY      8,062,511
SALES                           000
TOTAL-REVENUES                  2,305,490
CGS                             000
TOTAL-COSTS                     000
OTHER-EXPENSES                  2,152,933
LOSS-PROVISION                  344,691
INTEREST-EXPENSE                000
INCOME-PRETAX                   (192,134)
INCOME-TAX                      000
INCOME-CONTINUING               (192,134)
DISCONTINUED                    000
EXTRAORDINARY                   2,165,217
CHANGES                         000
NET-INCOME                      1,973,083
EPS-PRIMARY                     .22
EPS-DILUTED                     .22

                                 JETSTREAM, L.P.

                                  CONSENT CARD

              THIS CONSENT IS SOLICITED BY THE GENERAL PARTNERS OF
                                 JETSTREAM, L.P.

         CIS Aircraft Partners, Inc. and Jet Aircraft Leasing, Inc. (together, the "General Partners") of JetStream, L.P. (the "Partnership") are proposing the liquidation of the Partnership (the "Liquidation") that consists of: (1) the sale of all of the Partnership's assets and the dissolution of the Partnership pursuant to the proposed Plan of Liquidation and Dissolution; (2) the amendment of the Partnership Agreement to permit the engagement of the General Partners to market and sell the assets of the Partnership for a fee pursuant to the terms of the Joint Marketing Agreement, dated July 13, 1999, among each of the General Partners and the Partnership; and (3) the grant of authority to the General Partners to take any action necessary or incidental and consistent with the Partnership Agreement, the Plan of Liquidation and Dissolution and the Joint Marketing Agreement to complete the foregoing on the terms described in the consent solicitation statement dated October 15, 1999.

--------------------------------------------------------------------------------
             THE GENERAL PARTNERS RECOMMEND THAT UNITHOLDERS CONSENT
              TO THE LIQUIDATION BY MARKING THE BOX ENTITLED "FOR".
--------------------------------------------------------------------------------

         The undersigned hereby directs CIS Assignor L.P.A., Inc. (the "Assignor Limited Partner"), to vote all units beneficially owned by the undersigned as follows:

          [__] FOR                 [__] AGAINST                 [__] ABSTAIN


         The units represented by this blue consent card will be voted in accordance with the election specified by the unitholder named below. ANY PROPERLY EXECUTED CONSENT CARD ON WHICH A CHOICE IS NOT INDICATED WILL BE VOTED "FOR" THE LIQUIDATION. FAILURE TO RETURN A CONSENT CARD OR ABSTENTION FROM VOTING WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE LIQUIDATION.


         The undersigned hereby acknowledges receipt of the consent solicitation statement, dated October 15, 1999 from the General Partners and the Assignor Limited Partner.




                                             ------------------------------
                                                        Signature


                                             ------------------------------
                                                        Signature

                                             Title:
                                                   ------------------------
                                             Dated:
                                                   ------------------------

         Sign exactly as addressed to you. Joint owners should each sign. If signing as executor, administrator, attorney, trustee, or guardian, please include your full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person. Please see reverse side for instructions on returning this card.

                  YOUR VOTE IS IMPORTANT. PLEASE ACT PROMPTLY.

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THIS BLUE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR FAX IT TO 212-929-0308 BY 5:00 P.M., EASTERN TIME, ON NOVEMBER 19, 1999 (UNLESS SUCH DATE AND/OR TIME IS EXTENDED IN THE SOLE DISCRETION OF THE GENERAL PARTNERS).
--------------------------------------------------------------------------------





                         The Consent Solicitation Agent:

                         [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)

                                       or

                          CALL TOLL FREE (800) 322-2885